File Nos. 333-76651, 811-093011


   As filed with the Securities and Exchange Commission on September 30, 2004


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                         Pre-Effective Amendment No. __
                         Post-Effective Amendment No. 11


                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                                Amendment No. 14


                        (CHECK APPROPRIATE BOX OR BOXES.)

                       -----------------------------------
                      TIAA-CREF Institutional Mutual Funds

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                730 Third Avenue
                          New York, New York 10017-3206

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 842-2733

                                 Lisa Snow, Esq.
                      TIAA-CREF Institutional Mutual Funds

                                730 Third Avenue
                          New York, New York 10017-3206

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                              Steven B. Boehm, Esq.

                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.

                           Washington, D.C. 20004-2415

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
    As soon as practicable after effectiveness of the Registration Statement.

 It is proposed that this filing will become effective (check appropriate box):



[ ] Immediately upon filing pursuant to paragraph (b)
[x] On October 15, 2004 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On (date) pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Prospectuses and Statement of Additional Information for additional investment portfolios of the TIAA-CREF Institutional Mutual Funds, dated February 1, 2004, as filed on February 5, 2004 with the Securities and Exchange Commission pursuant to Rule 497 under the Securities Act of 1933 (File No. 333-76651), are not being updated by this filing.

PROSPECTUS - October 15, 2004
------------------------------



TIAA-CREF
Lifecycle Funds
of the TIAA-CREF Institutional Mutual Funds

2010 Fund

2015 Fund

2020 Fund

2025 Fund

2030 Fund

2035 Fund

2040 Fund




This prospectus describes the TIAA-CREF Lifecycle Funds (the "Lifecycle Funds"), seven investment portfolios or "funds" of the TIAA-CREF Institutional Mutual Funds.

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the funds, or the funds could perform more poorly than other investments.


THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



[TIAA CREF LOGO OMITTED]

SUMMARY INFORMATION                  3              Principal Risks of the
  Overview of the Lifecycle Funds    3              Underlying Funds                  21
  General Information About the                     Non-Principal Investment
  Lifecycle Funds                    3                 Strategies                     24
  General Risks of Investing in the                 More About Benchmarks             25
  Lifecycle Funds                    3              Portfolio Turnover                27
   2010 Fund                         5
   2015 Fund                         6            SHARE CLASSES                       28
   2020 Fund                         7
   2025 Fund                         9            MANAGEMENT OF THE LIFECYCLE FUNDS   28
   2030 Fund                        10
   2035 Fund                        12            CALCULATING SHARE PRICE             30
   2040 Fund                        13
  Past Performance                  14            DIVIDENDS AND DISTRIBUTIONS         30
  Fees and Expenses                 15
                                                  TAXES                               31
ADDITIONAL INFORMATION ABOUT
INVESTMENT STRATEGIES AND RISKS     17            YOUR ACCOUNT: BUYING, SELLING OR
  More About the Lifecycle Funds'                 EXCHANGING SHARES                   32
  Strategy                          17              How to Purchase Shares            32
  Summary Information About the                     How to Exchange Shares            33
  Underlying Funds                  18              How to Redeem Shares              34
                                                    Other Investor Information        35

                                                  GLOSSARY                            36

                                                  FINANCIAL HIGHLIGHTS                37


                               SUMMARY INFORMATION
--------------------------------------------------------------------------------

OVERVIEW OF THE LIFECYCLE FUNDS


   Each of the Lifecycle Funds offered by this prospectus is a "fund of funds," and diversifies its assets by investing in the Institutional Class shares of other funds of the TIAA-CREF Institutional Mutual Funds (the "Underlying Funds"). Each Lifecycle Fund is managed with a specific target retirement date in mind, and each fund's investments are adjusted from more aggressive to more conservative as a target retirement date approaches. Generally, this means that each Lifecycle Fund's investments will gradually be reallocated from Underlying Funds investing primarily in equity securities (stocks) to Underlying Funds investing primarily in fixed-income securities (bonds) or money market instruments.


   The Lifecycle Funds, each named for its target retirement date, are as follows:

   o 2010 Fund

   o 2015 Fund

   o 2020 Fund

   o 2025 Fund

   o 2030 Fund

   o 2035 Fund

   o 2040 Fund

GENERAL INFORMATION ABOUT THE LIFECYCLE FUNDS


   This Prospectus describes the Lifecycle Funds, seven of the thirty Funds offered by the TIAA-CREF Institutional Mutual Funds. Each Lifecycle Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and associated risks. An investor should consider each Lifecycle Fund separately to determine if it is an appropriate investment. The investment objective of each Lifecycle Fund, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Board of Trustees of the TIAA-CREF Institutional Mutual Funds without shareholder approval. Certain investment restrictions described in the Statement of Additional Information ("SAI") are fundamental and may only be changed with shareholder approval.


GENERAL RISKS OF INVESTING IN THE LIFECYCLE FUNDS


   Because the assets of each Lifecycle Fund are normally allocated among Underlying Funds investing in equity securities, fixed-income securities, and real estate securities, each Fund will be subject to varying degrees to the risks of each type of security. The Lifecycle Funds are also subject to asset allocation risk. Asset allocation risk is the possibility that the Lifecycle Funds may not be able to invest according to their target allocations and that the selection of Underlying Funds and the allocations among them will result in a Lifecycle Fund underperforming other similar funds or cause an investor to lose money.


                                   TIAA-CREF Lifecycle Funds PROSPECTUS |      3

   In general, the risks of investing in specific types of securities or Underlying Funds include:

   o MARKET RISK--The risk that the price of securities may decline in response to general market and economic conditions or events.

   o COMPANY RISK (often called FINANCIAL RISK)--The risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value over short or extended periods of time.

   o FOREIGN INVESTMENT RISK--The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability and fluctuations in currency exchange rates.


   o GROWTH INVESTING RISK--The risk that due to their relatively high valuations, growth stocks will be more volatile than value stocks. Also, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

   o VALUE INVESTING RISK--Securities believed to be undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.

   o SMALL-CAP/MID-CAP RISK--Smaller company securities may experience steeper fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities.

   o SPECIAL RISKS FOR REAL ESTATE SECURITIES--Securities of companies involved in real estate are subject to all the risks associated with real estate ownership, including fluctuation in the property values, higher expenses or lower income than expected and environmental problems and liability.

For fixed-income investments, the funds or Underlying Funds could be subject to the following risks:

   o INTEREST RATE RISK (a type of MARKET RISK)--This is the risk that bond or stock prices overall may decline when interest rates rise.

   o INCOME VOLATILITY RISK--This refers to the risk that the level of current income from a portfolio of fixed-income securities will decline in certain interest rate environments.


   o CREDIT RISK (a type of COMPANY RISK)--A decline in a company's overall financial soundness may make it unable to pay principal and interest on bonds when due.


   o PREPAYMENT AND EXTENSION RISK--The risk of loss arising from changes in duration for certain fixed-income securities that allow for prepayment or extension.

   o SPECIAL RISKS FOR INFLATION-INDEXED BONDS--Market values of inflation-indexed bonds can be affected by changes in investors' inflation expectations or changes in "real" rates of interest (I.E., a security's return over and above the inflation rate).


   For more detailed information about these risks and other risks, see the section entitled "Risks."

4     | PROSPECTUS TIAA-CREF Lifecycle Funds

   THERE CAN BE NO GUARANTEE THAT A LIFECYCLE FUND OR AN UNDERLYING FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A LIFECYCLE FUND.


   2010 FUND


   INVESTMENT OBJECTIVE. The 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

   PRINCIPAL INVESTMENT STRATEGIES. The fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2010. The fund will initially allocate approximately 50% of its assets to equity funds, including real estate funds, and 50% to fixed-income funds. The specific Underlying Funds in this initial allocation are approximately as follows:

   o Growth Equity Fund           19%
   o International Equity Fund     6%
   o Large-Cap Value Fund         19%
   o Small-Cap Equity Fund         3%
   o Real Estate Securities Fund   3%
   o Bond Fund                    25%
   o Inflation-Linked Bond Fund   25%

   Over time, the fund's target allocation will gradually become more conservative, until the mix of equity and non-equity funds reaches approximately 35%/65% in 2010. We may include Underlying Funds in addition to or in place of those listed above when making future fund allocations if we believe that the Underlying Funds are appropriate in light of the fund's desired levels of risk and potential return at the particular time. For example, the fund may invest in the Money Market Fund as the fund's allocation becomes more conservative, and an Underlying Fund may be replaced if another Underlying Fund or funds is considered to be better representative of a particular asset class than the original Underlying Fund. In addition, we may invest a portion of the fund in certain annuity or other contracts issued by Teachers Insurance and Annuity Association of America ("TIAA"), to the extent that it is determined that they are appropriate in light of the fund's desired levels of risk and potential return at the particular time, and provided that the fund has received the necessary exemptive relief from the SEC.

   The fund's indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, with smaller holdings in the stocks of small and medium-sized U.S. companies and in foreign stocks. The fund's indirect holdings in fixed-income securities are primarily investment grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities. Currently, the average maturity of the fixed-income portion of the fund is expected initially to be approximately 9.2 years. The average maturities of the Underlying Funds and their benchmarks are expected to continue to vary over time, causing the average maturity of the fund to change over time.


   For flexibility in meeting redemptions, expenses, and timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can invest in government


                                   TIAA-CREF Lifecycle Funds PROSPECTUS |      5
securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the fund may invest without limitation in those securities. We can't guarantee that this strategy will be successful or that, while in a defensive position, the fund will be able to meet its objective.

   PRINCIPAL RISKS. Because the assets of the 2010 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of security. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, growth and value investing risk, mid/small cap risk, and real estate securities risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund's overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the fund will initially invest more of its assets in equities than it will as the year 2010 approaches, the fund's overall level of risk should gradually decline during the intervening time. As with all mutual fund investments, an investor could lose money by investing in this fund.


   2015 FUND


   INVESTMENT OBJECTIVE. The 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

   PRINCIPAL INVESTMENT STRATEGIES. The fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2015. The fund will initially allocate approximately 55% of its assets to equity funds, including real estate funds, and 45% to fixed-income funds. The specific Underlying Funds in this initial allocation are approximately as follows:

   o Growth Equity Fund           21%
   o International Equity Fund     7%
   o Large-Cap Value Fund         21%
   o Small-Cap Equity Fund         3%
   o Real Estate Securities Fund   3%
   o Bond Fund                    23%
   o Inflation-Linked Bond Fund   22%

   Over time, the fund's target allocation will gradually become more conservative, until the mix of equity and non-equity funds reaches approximately 35%/65% in 2015. We may include Underlying Funds in addition to or in place of those listed above when making future fund allocations if we believe that the Underlying Funds are appropriate in light of the fund's desired levels of risk and potential return at the particular time. For example, the fund may invest in the Money Market Fund as the fund's allocation becomes more conservative, and an Underlying


6     | PROSPECTUS TIAA-CREF Lifecycle Funds

Fund may be replaced if another Underlying Fund or funds is considered to be better representative of a particular asset class than the original Underlying Fund. In addition, we may invest a portion of the fund in certain annuity or other contracts issued by TIAA, to the extent that it is determined that they are appropriate in light of the fund's desired levels of risk and potential return at the particular time, and provided that the fund has received the necessary exemptive relief from the SEC.

   The fund's indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, with smaller holdings in the stocks of small and medium-sized U.S. companies and in foreign stocks. The fund's indirect holdings in fixed-income securities are primarily investment grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities. Currently, the average maturity of the fixed-income portion of the fund is expected initially to be approximately 9.2 years. The average maturities of the Underlying Funds and their benchmarks are expected to continue to vary over time, causing the average maturity of the fund to change over time.

   For flexibility in meeting redemptions, expenses, and timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can invest in government securities (as defined in the 1940 Act), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the fund may invest without limitation in those securities. We can't guarantee that this strategy will be successful or that, while in a defensive position, the fund will be able to meet its objective.

   PRINCIPAL RISKS. Because the assets of the 2015 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of security. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, growth and value investing risk, mid/small cap risk, and real estate securities risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund's overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the fund will initially invest more of its assets in equities than it will as the year 2015 approaches, the fund's overall level of risk should gradually decline during the intervening time. As with all mutual fund investments, an investor could lose money by investing in this fund.


   2020 FUND


   INVESTMENT OBJECTIVE. The 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

   PRINCIPAL INVESTMENT STRATEGIES. The fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2020. The fund will initially allocate approximately 60% of its assets to equity funds, including real estate funds, and 40% to fixed-income funds. The specific Underlying Funds in this initial allocation are approximately as follows:


                                   TIAA-CREF Lifecycle Funds PROSPECTUS |      7

   o Growth Equity Fund           22%
   o International Equity Fund     8%
   o Large-Cap Value Fund         22%
   o Small-Cap Equity Fund         4%
   o Real Estate Securities Fund   4%
   o Bond Fund                    20%
   o Inflation-Linked Bond Fund   20%

   Over time, the fund's target allocation will gradually become more conservative, until the mix of equity and non-equity funds reaches approximately 35%/65% in 2020. We may include Underlying Funds in addition to or in place of those listed above when making future fund allocations if we believe that the Underlying Funds are appropriate in light of the fund's desired levels of risk and potential return at the particular time. For example, the fund may invest in the Money Market Fund as the fund's allocation becomes more conservative, and an Underlying Fund may be replaced if another Underlying Fund or funds is considered to be better representative of a particular asset class than the original Underlying Fund. In addition, we may invest a portion of the fund in certain annuity or other contracts issued by TIAA, to the extent that it is determined that they are appropriate in light of the fund's desired levels of risk and potential return at the particular time, and provided that the fund has received the necessary exemptive relief from the SEC.

   The fund's indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, with smaller holdings in the stocks of small and medium-sized U.S. companies and in foreign stocks. The fund's indirect holdings in fixed-income securities are primarily investment grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities. Currently, the average maturity of the fixed-income portion of the fund is expected initially to be approximately 9.2 years. The average maturities of the Underlying Funds and their benchmarks are expected to continue to vary over time, causing the average maturity of the fund to change over time.

   For flexibility in meeting redemptions, expenses, and timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can invest in government securities (as defined in the 1940 Act), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the fund may invest without limitation in those securities. We can't guarantee that this strategy will be successful or that, while in a defensive position, the fund will be able to meet its objective.

   PRINCIPAL RISKS. Because the assets of the 2020 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of security. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, growth and value investing risk, mid/small cap risk, and real estate securities risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The fund is also subject to asset allocation risk.


8     | PROSPECTUS TIAA-CREF Lifecycle Funds

Because equity securities usually are more volatile than fixed-income securities, the fund's overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the fund will initially invest more of its assets in equities than it will as the year 2020 approaches, the fund's overall level of risk should gradually decline during the intervening time. As with all mutual fund investments, an investor could lose money by investing in this fund.


   2025 FUND


   INVESTMENT OBJECTIVE. The 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

   PRINCIPAL INVESTMENT STRATEGIES. The fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025. The fund will initially allocate approximately 65% of its assets to equity funds, including real estate funds, and 35% to fixed-income funds. The specific Underlying Funds in this initial allocation are approximately as follows:

   o Growth Equity Fund           24%
   o International Equity Fund     8%
   o Large-Cap Value Fund         24%
   o Small-Cap Equity Fund         4%
   o Real Estate Securities Fund   4%
   o Bond Fund                    18%
   o Inflation-Linked Bond Fund   18%

   Over time, the fund's allocation target will gradually become more conservative, until the mix of equity and non-equity funds reaches approximately 35%/65% in 2025. We may include Underlying Funds in addition to or in place of those listed above when making future fund allocations if we believe that the Underlying Funds are appropriate in light of the fund's desired levels of risk and potential return at the particular time. For example, the fund may invest in the Money Market Fund as the fund's allocation becomes more conservative, and an Underlying Fund may be replaced if another Underlying Fund or funds is considered to be better representative of a particular asset class than the original Underlying Fund. In addition, we may invest a portion of the fund in certain annuity or other contracts issued by TIAA, to the extent that it is determined that they are appropriate in light of the fund's desired levels of risk and potential return at the particular time, and provided that the fund has received the necessary exemptive relief from the SEC.


   The fund's indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, with smaller holdings in the stocks of small and medium-sized U.S. companies and in foreign stocks. The fund's indirect holdings in fixed-income securities are primarily investment grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities.

                                   TIAA-CREF Lifecycle Funds PROSPECTUS |      9

Currently, the average maturity of the fixed-income portion of the fund is expected initially to be approximately 9.2 years. The average maturities of the Underlying Funds and their benchmarks are expected to continue to vary over time, causing the average maturity of the fund to change over time.

   For flexibility in meeting redemptions, expenses, and timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can invest in government securities (as defined in the 1940 Act), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the fund may invest without limitation in those securities. We can't guarantee that this strategy will be successful or that, while in a defensive position, the fund will be able to meet its objective.

   PRINCIPAL RISKS. Because the assets of the 2025 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of security. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, growth and value investing risk, mid/small cap risk, and real estate securities risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund's overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the fund will initially invest more of its assets in equities than it will as the year 2025 approaches, the fund's overall level of risk should gradually decline during the intervening time. As with all mutual fund investments, an investor could lose money by investing in this fund.


2030 Fund


   INVESTMENT OBJECTIVE. The 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

   PRINCIPAL INVESTMENT STRATEGIES. The fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2030. The fund will initially allocate approximately 70% of its assets to equity funds, including real estate funds, and 30% to fixed-income funds. The specific Underlying Funds in this initial allocation are approximately as follows:

   o Growth Equity Fund           26%
   o International Equity Fund     9%
   o Large-Cap Value Fund         26%
   o Small-Cap Equity Fund         4%
   o Real Estate Securities Fund   5%
   o Bond Fund                    15%
   o Inflation-Linked Bond Fund   15%


10     | PROSPECTUS TIAA-CREF Lifecycle Funds

   Over time, the fund's target allocation will gradually become more conservative, until the mix of equity and non-equity funds reaches approximately 35%/65% in 2030. We may include Underlying Funds in addition to or in place of those listed above when making future fund allocations if we believe that the Underlying Funds are appropriate in light of the fund's desired levels of risk and potential return at the particular time. For example, the fund may invest in the Money Market Fund as the fund's allocation becomes more conservative, and an Underlying Fund may be replaced if another Underlying Fund or funds is considered to be better representative of a particular asset class than the original Underlying Fund. In addition, we may invest a portion of the fund in certain annuity or other contracts issued by TIAA, to the extent that it is determined that they are appropriate in light of the fund's desired levels of risk and potential return at the particular time, and provided that the fund has received the necessary exemptive relief from the SEC.

   The fund's indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, with smaller holdings in the stocks of small and medium-sized U.S. companies and in foreign stocks. The fund's indirect holdings in fixed-income securities are primarily investment grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities. Currently, the average maturity of the fixed-income portion of the fund is expected initially to be approximately 9.2 years. The average maturities of the Underlying Funds and their benchmarks are expected to continue to vary over time, causing the average maturity of the fund to change over time.

   For flexibility in meeting redemptions, expenses, and timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can invest in government securities (as defined in the 1940 Act), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the fund may invest without limitation in those securities. We can't guarantee that this strategy will be successful or that, while in a defensive position, the fund will be able to meet its objective.

   PRINCIPAL RISKS. Because the assets of the 2030 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of security. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, growth and value investing risk, mid/small cap risk, and real estate securities risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund's overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the fund will initially invest more of its assets in equities than it will as the year 2030 approaches, the fund's overall level of risk should gradually decline during the intervening time. As with all mutual fund investments, an investor could lose money by investing in this fund.


                                   TIAA-CREF Lifecycle Funds PROSPECTUS |     11

   2035 FUND


   INVESTMENT OBJECTIVE. The 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

   PRINCIPAL INVESTMENT STRATEGIES. The fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035. The fund will initially allocate approximately 75% of its assets to equity funds, including real estate funds, and 25% to fixed-income funds. The specific Underlying Funds in this initial allocation are approximately as follows:

   o Growth Equity Fund           28%
   o International Equity Fund     9%
   o Large-Cap Value Fund         28%
   o Small-Cap Equity Fund         5%
   o Real Estate Securities Fund   5%
   o Bond Fund                    13%
   o Inflation-Linked Bond Fund   12%

   Over time, the fund's target allocation will gradually become more conservative, until the mix of equity and non-equity funds reaches approximately 35%/65% in 2035. We may include Underlying Funds in addition to or in place of those listed above when making future fund allocations if we believe that the Underlying Funds are appropriate in light of the fund's desired levels of risk and potential return at the particular time. For example, the fund may invest in the Money Market Fund as the fund's allocation becomes more conservative, and an Underlying Fund may be replaced if another Underlying Fund or funds is considered to be better representative of a particular asset class than the original Underlying Fund. In addition, we may invest a portion of the fund in certain annuity or other contracts issued by TIAA, to the extent that it is determined that they are appropriate in light of the fund's desired levels of risk and potential return at the particular time, and provided that the fund has received the necessary exemptive relief from the SEC.

   The fund's indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, with smaller holdings in the stocks of small and medium-sized U.S. companies and in foreign stocks. The fund's indirect holdings in fixed-income securities are primarily investment grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities. Currently, the average maturity of the fixed-income portion of the fund is expected initially to be approximately 9.2 years. The average maturities of the Underlying Funds and their benchmarks are expected to continue to vary over time, causing the average maturity of the fund to change over time.

   For flexibility in meeting redemptions, expenses, and timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can invest in government securities (as defined in the 1940 Act), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the fund may invest without limitation in those securities. We can't guarantee that this strategy will be successful or that, while in a defensive position, the fund will be able to meet its objective.


12     | PROSPECTUS TIAA-CREF Lifecycle Funds

   PRINCIPAL RISKS. Because the assets of the 2035 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of security. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, growth and value investing risk, mid/small cap risk, and real estate securities risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund's overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the fund will initially invest more of its assets in equities than it will as the year 2035 approaches, the fund's overall level of risk should gradually decline during the intervening time. As with all mutual fund investments, an investor could lose money by investing in this fund.

   2040 FUND

   INVESTMENT OBJECTIVE. The 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

   PRINCIPAL INVESTMENT STRATEGIES. The fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2040. The fund will initially allocate approximately 80% of its assets to equity funds, including real estate funds, and 20% to fixed-income funds. The specific Underlying Funds in this initial allocation are approximately as follows:

   o Growth Equity Fund             30%
   o International Equity Fund      10%
   o Large-Cap Value Fund           30%
   o Small-Cap Equity Fund           5%
   o Real Estate Securities Fund     5%
   o Bond Fund                      10%
   o Inflation-Linked Bond Fund     10%

   Over time, the fund's target allocation will gradually become more conservative, until the mix of equity and non-equity funds reaches approximately 35%/65% in 2040. We may include Underlying Funds in addition to or in place of those listed above when making future fund allocations if we believe that the Underlying Funds are appropriate in light of the fund's desired levels of risk and potential return at the particular time. For example, the fund may invest in the Money Market Fund as the fund's allocation becomes more conservative, and an Underlying Fund may be replaced if another Underlying Fund or funds is considered to be better representative of a particular asset class than the original Underlying Fund. In addition, we may invest a portion of the fund in certain annuity or other contracts issued by TIAA, to the extent that it is determined that they are appropriate in light of the fund's desired levels of risk and


                                   TIAA-CREF Lifecycle Funds PROSPECTUS |     13
potential return at the particular time, and provided that the fund has received the necessary exemptive relief from the SEC.

   The fund's indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, with smaller holdings in the stocks of small and medium-sized U.S. companies and in foreign stocks. The fund's indirect holdings in fixed-income securities are primarily investment grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities. Currently, the average maturity of the fixed-income portion of the fund is expected initially to be approximately 9.2 years. The average maturities of the Underlying Funds and their benchmarks are expected to continue to vary over time, causing the average maturity of the fund to change over time.

   For flexibility in meeting redemptions, expenses, and timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can invest in government securities (as defined in the 1940 Act), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the fund may invest without limitation in those securities. We can't guarantee that this strategy will be successful or that, while in a defensive position, the fund will be able to meet its objective.

   PRINCIPAL RISKS. Because the assets of the 2040 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of security. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, growth and value investing risk, mid/small cap risk, and real estate securities risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, credit risk, and prepayment and extension risk. The fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund's overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the fund will initially invest more of its assets in equities than it will as the year 2040 approaches, the fund's overall level of risk should gradually decline during the intervening time. As with all mutual fund investments, an investor could lose money by investing in this fund.

PAST PERFORMANCE



   Performance information can help illustrate some of the risks of investing in funds, and how investment performance varies. Because Lifecycle Funds are less than one year old, we are not currently presenting past performance information in this prospectus, although we will do so in the future. Note that how funds have performed in the past is not necessarily an indication of how they will perform in the future.

FEES AND EXPENSES


   This table describes the fees and expenses that you may pay if you buy and hold shares of a Lifecycle Fund. Each Lifecycle Fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in with the Lifecycle Fund invests, as illustrated below.


14     | PROSPECTUS TIAA-CREF Lifecycle Funds

SHAREHOLDER FEES

(DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)

--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (percentage of offering price)      0%
Maximum Deferred Sales Charge                                                 0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions  0%
Redemption Fee                                                                0%
Exchange Fee                                                                  0%
Maximum Account Fee                                                           0%

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                             ANNUAL OPERATING
                                DISTRIBUTION                EXPENSES (WITHOUT
                   MANAGEMENT         (12b-1)        OTHER    UNDERLYING FUND
FUND                     FEES           FEES(1)   EXPENSES(2)       EXPENSES)(3)
--------------------------------------------------------------------------------
2010 Fund               0.10%          0.05%         0.31%           0.46%
2015 Fund               0.10%          0.05%         0.31%           0.46%
2020 Fund               0.10%          0.05%         0.31%           0.46%
2025 Fund               0.10%          0.05%         0.31%           0.46%
2030 Fund               0.10%          0.05%         0.31%           0.46%
2035 Fund               0.10%          0.05%         0.31%           0.46%
2040 Fund               0.10%          0.05%         0.31%           0.46%
--------------------------------------------------------------------------------
(1) The Lifecycle Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") that permit the funds to reimburse Teachers Personal Investors Services, Inc. ("TPIS"), a subsidiary of TIAA and principal underwriter for the funds, for certain promotional expenses of selling Fund shares in an amount up to 0.05% of the net asset value of the shares on an annual basis.

(2) The figures shown for Other Expenses are based on estimates for the funds' current fiscal year.

(3) The figures shown above do not include Underlying Fund expenses. In addition to the total operating expenses shown above, each Lifecycle Fund will indirectly bear its pro rata share of fees and expenses incurred by the Underlying Funds, and each Lifecycle Fund's investment return will be net of Underlying Fund expenses. Set forth below is the combined total expense ratio for each Lifecycle Fund, which is based on the weighted average of the total operating expense ratios of the Underlying Funds in which the Lifecycle Fund expects to initially invest (using Underlying Fund expenses for the last fiscal year). A Lifecycle Fund's combined total expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of those funds.


                                   TIAA-CREF Lifecycle Funds PROSPECTUS |     15

EFFECT OF UNDERLYING FUND EXPENSES

                      TOTAL ANNUAL OPERATING          TOTAL ANNUAL OPERATING
                EXPENSES FOR LIFECYCLE FUNDS    EXPENSES FOR LIFECYCLE FUNDS
                WITH UNDERLYING FUND EXPENSES   WITH UNDERLYING FUND EXPENSES
      FUND           (BEFORE REIMBURSEMENTS)*         (AFTER REIMBURSEMENTS)*
--------------------------------------------------------------------------------

      2010 FUND                       0.65%                           0.60%
      2015 Fund                       0.65%                           0.61%
      2020 Fund                       0.66%                           0.61%
      2025 Fund                       0.66%                           0.61%
      2030 Fund                       0.66%                           0.61%
      2035 Fund                       0.67%                           0.61%
      2040 Fund                       0.67%                           0.61%

--------------------------------------------------------------------------------
* The Underlying Funds' investment adviser, Teachers Advisors, Inc., has agreed to reimburse the Underlying Funds through February 1, 2005, for certain expenses (which do not include investment management fees) that would cause their net annual fund operating expenses to exceed certain specified percentages.


   EXAMPLE


   The following example is intended to help you compare the cost of investing in the Lifecycle Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year, and that the fund's operating expenses remain the same. It is based on the annual operating expenses described in the fee table, including the weighted average of the operating expenses of the Underlying Funds before reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 1 YEAR        3 YEARS
--------------------------------------------------------------------------------
2010 Fund                                           $66           $207
2015 Fund                                           $66           $208
2020 Fund                                           $67           $210
2025 Fund                                           $67           $211
2030 Fund                                           $68           $212
2035 Fund                                           $68           $214
2040 Fund                                           $69           $215
--------------------------------------------------------------------------------


16     | PROSPECTUS TIAA-CREF Lifecycle Funds

          ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

MORE ABOUT THE LIFECYCLE FUNDS' STRATEGY

   TARGET ALLOCATIONS

   The target allocation for each Lifecycle Fund will gradually become more conservative over time as the target retirement date of the Lifecycle Fund approaches. The following chart shows how we expect the target asset allocations between equity (including real estate) versus non-equity investments for each Lifecycle Fund to gradually change over time. The actual asset allocations of any particular Lifecycle Fund may differ from this chart.


                                                    EQUITY (AND
                                                  REAL ESTATE)/
            FUND                    YEAR             NON-EQUITY
            ------------------------------------------------------
            2040                    2005                  80/20
                                    2015                  70/30
                                    2025                  60/40
                                    2035                  50/50
                                    2040                  35/65
            ------------------------------------------------------
            2035                    2005                  75/25
                                    2015                  65/35
                                    2025                  50/50
                                    2035                  35/65
            ------------------------------------------------------
            2030                    2005                  70/30
                                    2015                  60/40
                                    2025                  50/50
                                    2030                  35/65
            ------------------------------------------------------
            2025                    2005                  65/35
                                    2015                  55/45
                                    2025                  50/50
                                    2030                  35/65
            -----------------------------------------------------
            2020                    2005                  60/40
                                    2015                  50/50
                                    2020                  35/65
            -----------------------------------------------------
            2015                    2005                  55/45
                                    2010                  50/50
                                    2015                  35/65
            -----------------------------------------------------
            2010                    2005                  50/50
                                    2010                  35/65
            ------------------------------------------------------



                                   TIAA-CREF Lifecycle Funds PROSPECTUS |     17

   REBALANCING

   In order to maintain its target allocations, each of the Lifecycle Funds will invest incoming monies from share purchases to underweighted asset classes. If cash flows are not sufficient to re-establish the prescribed target allocation for a particular Lifecycle Fund and the portfolio diverges from its target allocation by 1%, the fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares.

   DIVERSIFICATION

   Because each Lifecycle Fund may in the future invest a portion of its assets in certain instruments of one issuer, we are classifying each Lifecycle Fund as nondiversified, within the meaning of the Investment Company Act of 1940. However, we expect that, through its Underlying Funds and other investments, each of the Lifecycle Funds will indirectly own a wide range of investments.


SUMMARY INFORMATION ABOUT THE UNDERLYING FUNDS

   The following is a summary of the objectives and principal investment strategies of the Underlying Funds in which the Lifecycle Funds will initially invest. For a discussion of the risks associated with these investments, see the "Risks" section. For a more detailed discussion of the investment strategies and risks of the Underlying Funds, see the prospectus for the Institutional Class of the TIAA-CREF Institutional Mutual Funds at www.tiaa-cref.org/prospectuses.

   GROWTH EQUITY FUND

   INVESTMENT OBJECTIVE. This Underlying Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.


   PRINCIPAL INVESTMENT STRATEGIES. This Underlying Fund normally invests at least 80% of its assets in equity securities that the managers believe present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The fund may also invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The fund may invest up to 20% of its total assets in foreign investments. The fund's managers also use quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark, the Russell 1000(R) Growth Index (Russell 1000 is a trademark and a service mark of the Frank Russell Company). The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.


18     | PROSPECTUS TIAA-CREF Lifecycle Funds

   INTERNATIONAL EQUITY FUND

   INVESTMENT OBJECTIVE. This Underlying Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of foreign issuers.


   PRINCIPAL INVESTMENT STRATEGIES. This Underlying Fund normally invests at least 80% of its assets in equity securities of foreign issuers. The fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The fund looks for companies of all sizes with sustainable earnings growth; focused management with successful track records; unique and easy-to-understand franchises (brands); stock prices that don't fully reflect the stock's potential value, based on current earnings, assets, and long-term growth prospects; and consistent generation of free cash flow. The fund's managers also use quantitative techniques so that the fund as a whole maintains similar overall financial characteristics to the fund's benchmark, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (the "MSCI EAFE Index").


   While the fund does not anticipate having many investments in emerging markets based on active stock selection, it may make such investments through the quantitative analysis that is designed to track the performance of the emerging markets segment of the MSCI EAFE Index.

   LARGE-CAP VALUE FUND

   INVESTMENT OBJECTIVE: This Underlying Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.


   PRINCIPAL INVESTMENT STRATEGIES: This Underlying Fund normally invests at least 80% of its assets in equity securities of large domestic companies, as defined by the fund's benchmark index (the Russell 1000 Value Index), that appear undervalued by the market based on our evaluation of their potential worth.


   The fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

   o   analyses of previous historical valuations of the same security;

   o valuations of comparable securities in the same sector or the overall market;

   o various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

   o   free cash flow generated by the company.


   The fund may invest up to 20% of its total assets in foreign investments. The fund's managers also use quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark. The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.


   SMALL-CAP EQUITY FUND

   INVESTMENT OBJECTIVE. This Underlying Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

                                   TIAA-CREF Lifecycle Funds PROSPECTUS |     19

   PRINCIPAL INVESTMENT STRATEGIES. This Underlying Fund normally invests at least 80% of its assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation. The fund uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of the stocks in which the fund invests. The fund seeks to add incremental return over its stated benchmark, the Russell 2000 Index, while also managing the relative risk of the fund versus its benchmark.

   REAL ESTATE SECURITIES FUND

   INVESTMENT OBJECTIVE. This Underlying Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.


   PRINCIPAL INVESTMENT STRATEGIES. This Underlying Fund normally invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry ("real estate securities"), including those that own significant real estate assets, such as real estate investment trusts ("REITs"). The fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages and pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. The fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief in management's ability to increase shareholder value. The fund does not invest directly in real estate.


   BOND FUND

   INVESTMENT OBJECTIVE. This UNDERLYING FUND seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.


   PRINCIPAL INVESTMENT STRATEGIES. This Underlying Fund normally invests at least 80% of its assets in investment grade bonds and other fixed-income securities. Bonds of this type may include U.S. Government securities, corporate bonds and mortgage-backed or other asset-backed securities. In addition to considering rating agency ratings when making investment decisions, we also do our own credit analysis, paying particular attention to economic trends and other market events. The fund overweights or underweights individual securities or sectors relative to its benchmark index, the Lehman Brothers Aggregate Bond Index, when we believe that we can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. The fund is managed to maintain an average duration that is similar to that of its benchmark index, which, as of December 31, 2003, was 4.50 years.


20     | PROSPECTUS TIAA-CREF Lifecycle Funds

   INFLATION-LINKED BOND FUND

   INVESTMENT OBJECTIVE. This Underlying Fund seeks a long-term rate of return that outpaces inflation, primarily through inflation-indexed bonds.


   PRINCIPAL INVESTMENT STRATEGIES. This Underlying Fund normally invests at least 80% of its assets in inflation-indexed bonds--fixed-income securities whose returns are designed to track a specified inflation index over the life of the security. Typically, the fund invests in U.S. Treasury Inflation-Indexed Securities. The fund can also invest in (1) other inflation-indexed bonds issued and guaranteed by the U.S. Government or its agencies, by corporations or other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.


   Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond's principal or interest is adjusted periodically to reflect changes in a specified inflation index. These bonds are generally issued at an interest rate that is lower than that of conventional bonds of comparable maturity and quality, but, because of the adjustment features, they generally retain their value against inflation over time.

   The fund is managed to maintain an average duration that is similar to that of its benchmark index, the Lehman Brothers US TIPS (Treasury
Inflation-Protected Securities) Index, which, as of December 31, 2003, was 9.03 years.

   MONEY MARKET FUND

   INVESTMENT OBJECTIVE. This Underlying Fund seeks current income consistent with maintaining liquidity and preserving capital.

   PRINCIPAL INVESTMENT STRATEGIES. This Underlying Fund invests primarily in high-quality short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term investments. The fund seeks to preserve the value of an investment at $1.00 per share, although there is no guarantee that it will do so, and it is possible to lose money by investing in the fund.


PRINCIPAL RISKS OF THE UNDERLYING FUNDS


   EQUITY SECURITIES


   Each of the Lifecycle Funds invests to some degree in equity securities through certain Underlying Funds. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the funds may increase or decrease as a result their interest in equity securities.


   More specifically, an investment in equity securities is subject to the following investment risks:

   MARKET RISK. This is the risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that an Underlying Fund holds may decline over short or extended periods of time. Any stock is

                                   TIAA-CREF Lifecycle Funds PROSPECTUS |     21
subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore trends often vary from country to country and region to region.

   COMPANY RISK (often called FINANCIAL RISK). This is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value over short or extended periods of time.

   SECURITIES OF SMALLER COMPANIES


   Each of the Lifecycle Funds includes an initial allocation to the Small-Cap Equity Fund, an Underlying Fund investing primarily in the equity securities of smaller companies. In addition, other Underlying Funds may invest in small company securities to some degree. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, small company securities may have to be sold at a discount from their current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities of smaller companies that an Underlying Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.


   FOREIGN INVESTMENTS


   Each of the Lifecycle Funds include an initial allocation to the International Equity Fund, an Underlying Fund investing primarily in foreign securities. In addition, other Underlying Funds may invest to some extent in foreign securities. Investing in foreign investments entails risks beyond those of domestic investing. The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency, include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations. The risks described above often increase in countries with emerging markets.


22     | PROSPECTUS TIAA-CREF Lifecycle Funds

   REAL ESTATE SECURITIES

   Each of the Lifecycle Funds allocates some of its assets to the Real Estate Securities Fund, an Underlying Fund investing primarily in real estate securities. The securities of companies that own, construct, manage or sell residential, commercial or industrial real estate are subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

   In addition to these risks, equity real estate investment trusts ("REITs") may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements.


   Real estate securities are also, to a large extent, subject to the same risks as other equity securities, such as market risk and company risk. It is also subject to small-cap/mid-cap risk.


   FIXED-INCOME SECURITIES


   A portion of the assets of each of the funds is allocated to Underlying Funds investing primarily in fixed-income securities. An investment in a fixed-income securities is subject to the following risks:


   INCOME VOLATILITY. This refers to the risk that the level of current income from a portfolio of fixed-income securities will decline in certain interest rate environments.

   CREDIT RISK (a type of COMPANY RISK). This is the risk that a decline in a company's financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit Risk relates to the possibility that the issuer could default on its obligations, thereby causing an Underlying Fund to lose its investment in the security.

   INTEREST RATE RISK (a type of MARKET RISK). This is the risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security's yield. Fixed-income

                                   TIAA-CREF Lifecycle Funds PROSPECTUS |     23
securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

   PREPAYMENT RISK AND EXTENSION RISK. These risks are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the fund.

   RISKS RELATING TO INFLATION-INDEXED BONDS. Market values of inflation-indexed bonds can be affected by changes in investors' inflation expectations or changes in "real" rates of interest (I.E., a security's return over and above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected.


NON-PRINCIPAL INVESTMENT STRATEGIES


   EQUITY FUNDS


   The Underlying Funds that invest primarily in equity securities (the Growth Equity Fund, the International Equity Fund, the Large-Cap Value Fund, and the Small-Cap Equity Fund, and, collectively, the "Equity Funds") may invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments. These help the funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities.


   Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit a Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, the Equity Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

   The Equity Funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock

24     | PROSPECTUS TIAA-CREF Lifecycle Funds
market index) and equity-linked fixed-income securities, so long as these are consistent with the fund's investment objective and restrictions.

   THE REAL ESTATE SECURITIES FUND


   The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above in the section entitled "Non-Principal Investment Strategies--Equity Funds" as well as the investment strategies used by the Fixed-Income Funds that are described below in the section entitled "Non-Principal Investment Strategies--The Fixed-Income Funds." The Real Estate Securities Fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry.


   THE FIXED-INCOME FUNDS


   The Underlying Funds that invest primarily in fixed-income securities (the Bond Fund and the Inflation-Linked Bond Fund, and, collectively, the "Fixed-Income Funds") may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fund's investment objective and restrictions.


   INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

   Each Underlying Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

MORE ABOUT BENCHMARKS


   The benchmarks and indices described below are unmanaged, and you cannot invest directly in an index. These benchmarks may be used to formulate a composite benchmark for each Lifecycle Fund, based on the Lifecycle Fund's allocation among the Underlying Funds. The use of a particular benchmark index by an Underlying Fund or a composite index by a Lifecycle Fund are not fundamental policies and can be changed without shareholder approval. We will notify you before we make such a change.


   RUSSELL 1000(R) GROWTH INDEX

   This is the benchmark index for the Growth Equity Fund. The Russell 1000 Growth Index is a sub-set of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market

                                   TIAA-CREF Lifecycle Funds PROSPECTUS |     25
capitalization. The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2003, the market capitalization of companies in the Russell 1000 Growth Index ranged from $690 million to $310 billion, with a mean market capitalization of $13.5 billion and a median market capitalization of $4 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

   MSCI EAFE(R) INDEX

   This is the benchmark for the International Equity Fund. The MSCI EAFE Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America--in Europe, Australasia and the Far East. The MSCI EAFE Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE Index analyzes each stock in that country's market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most "investable" stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85 percent of each country's free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE Index, the index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.

   The MSCI EAFE Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

   RUSSELL 2000(R) INDEX

   This is the benchmark for the Small-cap Equity Fund. The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2003, the market capitalization of companies in the Russell 2000 Index ranged from $40 million to $2.0 billion, with a mean market capitalization of $580 million and a median market capitalization of $470 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time.

   RUSSELL 1000(R) VALUE INDEX

   This is the benchmark for the Large-Cap Value Fund. The Russell 1000 Value Index is a subset of the Russell 1000 Index which represents the top 1,000 U.S. equity securities in market

26     | PROSPECTUS TIAA-CREF Lifecycle Funds
capitalization. The Russell 1000 Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000 Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2003, the market capitalization of companies in the Russell 1000 Value Index ranged from $690 million to $273.9 billion, with a mean market capitalization of $10.3 billion and a median market capitalization of $3.8 billion.

   WILSHIRE REAL ESTATE SECURITIES INDEX

   This is the benchmark for the Real Estate Securities Fund. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies. The Wilshire Real Estate Securities Index is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75 percent or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25 percent of their assets in direct mortgage investments. Companies in the Wilshire Real Estate Securities Index generally have market capitalizations of at least $100 million, and hold real estate assets with book values of at least $100 million.

   LEHMAN BROTHERS AGGREGATE BOND INDEX

   This is the benchmark for the Bond Fund. The Lehman Brothers Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

   LEHMAN BROTHERS US TIPS (TREASURY INFLATION-PROTECTED SECURITIES) INDEX

   This is the benchmark for the Inflation-Linked Bond Fund. The Lehman Brothers US TIPS (Treasury Inflation-Protected Securities) Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index ("CPI"). To be selected for inclusion in the Lehman Brothers US TIPS (Treasury Inflation-Protected Securities) Index, the securities must have a minimum maturity of one year and a minimum amount outstanding of $1 billion.

PORTFOLIO TURNOVER


   While each Lifecycle Fund will normally seek to invest in its Underlying Funds for the long term, it may frequently rebalance those holdings to assure that it stays close to its projected target allocation. Therefore, each Lifecycle Fund may sell shares of its Underlying Funds regardless of


                                   TIAA-CREF Lifecycle Funds PROSPECTUS |     27
how long they have been held. The Lifecycle Funds are generally managed without regard to tax ramifications.


   A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher "portfolio turnover rate." A high portfolio turnover rate for an Underlying Fund generally will result in greater brokerage commission expenses borne by the fund and, ultimately, by shareholders. None of the Underlying Funds are subject to a specific limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

                                  SHARE CLASSES
--------------------------------------------------------------------------------


   Only one class of shares of the Lifecycle Funds is currently offered to investors. However, certain other Funds of TIAA-CREF Institutional Mutual Funds offer three classes of shares. The funds' share classes will have different fees and expenses, and as a result, each Fund's share classes will have different share prices and different investment performance. A Fund's investments are held by the fund as a whole, not by a particular class, so an investor's money will be invested the same way no matter which class of shares they buy.


   The fees and expenses of the Lifecycle Funds differ in certain respects from the fees and expenses of any class of the other funds. If you exchange your shares of a Lifecycle Fund for shares of another Fund of the Institutional Funds, you will be invested in the Retirement Class shares of the other Fund (see the section entitled "How to Exchange Shares--General Information About Exchanges" below). The Lifecycle Funds invest in the Institutional Class shares of the Underlying Funds.

                        MANAGEMENT OF THE LIFECYCLE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

   Teachers Advisors, Inc. ("Advisors") manages the assets of the Lifecycle Funds, under the supervision of the Board of Trustees of the Institutional Funds. Advisors is an indirect wholly-owned subsidiary of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching, and is the companion organization of College Retirement Equities Fund ("CREF"), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds, the TIAA-CREF Mutual Funds and the other Funds of the Institutional Funds, including the Underlying Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC ("Investment Management"), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2003, Advisors and

28     | PROSPECTUS TIAA-CREF Lifecycle Funds

Investment Management together had $156 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.

   Advisors' duties include developing and administering the asset allocation program for each Lifecycle Fund. In managing the Underlying Funds, Advisors conducts research, recommends investments, and places orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Lifecycle Funds and the Underlying Funds, such as the custodian and transfer agent.

   Under the terms of an Investment Management Agreement between Institutional Funds and Advisors, Advisors is entitled to a fee at an annual rate of 0.10% of the average daily net assets of each Lifecycle Fund.

   The Lifecycle Funds are managed by a team of investment professionals, who are jointly responsible for the day-to-day management of the funds. Information about the manager primarily responsible for the Lifecycle Funds is set forth below.


                                                    EXPERIENCE OVER   YEARS AT  TOTAL
NAME & EDUCATION         TITLE      ROLE            PAST FIVE YEARS     TIAA    YEARS
--------------------------------------------------------------------------------------
Scott Budde, CFA         Managing   Asset           TIAA and its         10      21
A.B. Bowdoin College     Director   Allocation      affiliates,
Masters in                          and             including
International Affairs               Rebalancing     Advisors
Columbia University                                 --1994
                                                    to Present
--------------------------------------------------------------------------------------

OTHER SERVICES


   TIAA-CREF Institutional Mutual Funds has entered into a Service Agreement with Advisors, under which Advisors has agreed to provide or arrange for a number of services to the Lifecycle Funds, including transfer agency, dividend disbursing, accounting, administrative and shareholder services. The Lifecycle Funds' compensation to Advisors for these services is reflected as an administrative expense of the Lifecycle Funds and as part of "Other Expenses" in the Fees and Expenses section of this prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Service Agreement.


   TIAA-CREF Institutional Mutual Funds has adopted a Distribution Plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for shares of the Lifecycle Funds. Under the Distribution Plan, TIAA-CREF Institutional Mutual Funds may reimburse TPIS for all or part of certain expenses that are incurred in connection with the promotion and distribution of the shares of a Lifecycle Fund, up to an annual rate of 0.05% of the average daily net asset value of such Fund. Fees to be paid with respect to the Lifecycle Funds under the Distribution Plan will be calculated daily and paid monthly. The annual fees payable with respect to shares of a Lifecycle Fund are intended to reimburse TPIS for expenses it incurs promoting the sale of shares and providing ongoing servicing and maintenance of accounts of Fund shareholders, including


                                   TIAA-CREF Lifecycle Funds PROSPECTUS |     29
salaries and other expenses relating to the account servicing efforts. Because the fees are paid out of a Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             CALCULATING SHARE PRICE
--------------------------------------------------------------------------------


   We determine the net asset value ("NAV") per share, or share price, of a Lifecycle Fund on each day the New York Stock Exchange (the "NYSE") is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). We will not price Fund shares on days that the NYSE is closed. We compute a Fund's NAV by dividing the value of the fund's assets, less its liabilities, by the number of outstanding shares of that Fund. The assets of each Lifecycle Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs. Therefore, the price of the Lifecycle Funds is determined based on the NAV per share of the Underlying Funds.


   To value securities and other instruments held by the Underlying Funds, we usually use market quotations or independent pricing services to value securities and other instruments held by the Underlying Funds. If market quotations or independent pricing services aren't readily available, we will use a security's "fair value," as determined in good faith by or under the direction of the Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund's NAV is calculated. Like the Lifecycle Funds, the Underlying Funds do not price their shares on dates when the NYSE is closed. This remains the case for Underlying Funds that invest in foreign securities, even though such securities may continue to trade and their values may fluctuate when the NYSE is closed.

   Money market instruments with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

   To calculate the Money Market Fund's NAV per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

   Each Lifecycle Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary

30     | PROSPECTUS TIAA-CREF Lifecycle Funds
according to the income received from securities held by the fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Lifecycle Fund:


            FUND                                 DIVIDEND PAID
--------------------------------------------------------------------------------
            2010 Fund                                 Annually
            2015 Fund                                 Annually
            2020 Fund                                 Annually
            2025 Fund                                 Annually
            2030 Fund                                 Annually
            2035 Fund                                 Annually
            2040 Fund                                 Annually
--------------------------------------------------------------------------------


   We intend to pay any net capital gains from Lifecycle Funds once a year.

   Dividends and capital gain distributions paid to holders of shares of a Lifecycle Fund will automatically be reinvested in additional shares of the fund.

                                      TAXES
--------------------------------------------------------------------------------

   Generally, individuals are not subject to federal income tax in connection with shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, Services or your tax advisor.


   If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28 percent of all the taxable distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.


   There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund or an Underlying Fund may have to limit its investment in some types of instruments.

   This information is only a brief summary of certain federal income tax information about your investment in a Lifecycle Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Lifecycle Fund in your particular situation. Additional tax information can be found in the SAI.

                                   TIAA-CREF Lifecycle Funds PROSPECTUS |     31

               YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES
--------------------------------------------------------------------------------


HOW TO PURCHASE SHARES

   ELIGIBLE INVESTORS

   Shares of the Lifecycle Funds are offered exclusively through accounts established by employers, or the trustees of plans sponsored by employers, with Services in connection with certain employee benefit plans (the "plan(s)"), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code. Lifecycle Fund shares also may be offered through custody accounts established by individuals with Services as IRAs pursuant to section 408 of the Code.

   STARTING OUT

   If you are a participant in such a plan and your employer or plan trustee has established a plan account with Services, then you may direct the purchase of shares of the funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center's online enrollment feature at www.tiaa-cref.org.

   PURCHASE OF SHARES

   You may direct the purchase of Lifecycle Fund shares by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or funds (see "Allocating Retirement Contributions to a Lifecycle Fund" below). You may also direct the purchase of shares of the Lifecycle Funds by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer's plan.


   There is currently no minimum investment requirement to purchase the Lifecycle Funds. Your employer's plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. Further, we reserve the right to restrict the frequency of investments made in the Lifecycle Funds by participant accounts. Services accepts purchase payments only in U.S. dollars. Each investment in your participant account must be for a specified dollar amount. Services does not accept purchase requests specifying a certain price, date, or number of shares.

   Services has the right to reject your custody application and to refuse to sell additional shares of any Fund to any investor for any reason. Services treats all orders to purchase Fund shares as being received by it when they are received in "good order" (see page 35). We may suspend or terminate the offering of shares of one or more Lifecycle Funds to your employer's plan.


32     | PROSPECTUS TIAA-CREF Lifecycle Funds

   ALLOCATING RETIREMENT CONTRIBUTIONS TO A LIFECYCLE FUND

   If you are just starting out and are initiating contributions to your employer's plan, you may allocate single or ongoing contribution amounts to shares of the Lifecycle Funds by completing an account application or enrollment form (paper or online) and selecting the funds you wish to invest in and the amounts you wish to contribute to the funds. You may be able to change your allocation for future contributions by:

   o using the TIAA-CREF Web Center at www.tiaa-cref.org;

   o calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;


   o calling a TIAA-CREF representative (available weekdays from 8:00 a.m. to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. to 6:00 p.m. Eastern
     Time) at 800 842-2776;


   o faxing us at: 800 914-8922; or

   o writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

   OPENING AN IRA OR KEOGH ACCOUNT

   Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account with Services and purchase Lifecycle Fund shares for their account. For more information about opening an IRA, please call our Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. We reserve the right to limit the ability of IRA and Keogh accounts to purchase certain Funds.

   VERIFYING YOUR IDENTITY

   Federal law requires us to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, social security numbers and other information that will allow us to identify you, such as your home telephone number. Until we receive the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

HOW TO EXCHANGE SHARES

   GENERAL INFORMATION ABOUT EXCHANGES

   Subject to the limitations outlined below and any limitations under your employer's plan, you may exchange shares of a Lifecycle Fund for those of another fund available under the plan. Specifically, an "exchange" means:

   o a sale of shares of one Lifecycle Fund held in your participant or IRA account and the use of the proceeds to purchase shares of another Lifecycle Fund or the Retirement Class shares of another Fund of the Institutional Funds for your account;

                                   TIAA-CREF Lifecycle Funds PROSPECTUS |     33

   o a sale of Retirement Class shares of another Fund of the Institutional Funds or a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of shares of a Lifecycle Fund for your participant, IRA or Annuity account;

   o a sale of Lifecycle Fund shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

   You can make exchanges in any of the following ways:

   o using the TIAA-CREF Web Center at www.tiaa-cref.org;

   o calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;


   o calling a TIAA-CREF representative (available weekdays from 8:00 a.m. to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. to 6:00 p.m. Eastern
     Time) at 800 842-2776;


   o faxing us at: 800 914-8922; or

   o writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

   Services may, in its sole discretion, reject any exchange request for any reason and modify, suspend, or terminate the exchange privilege at any time.

HOW TO REDEEM SHARES

   GENERAL INFORMATION ABOUT REDEMPTIONS

   You may redeem (sell) your shares of a Lifecycle Fund at any time, subject to the terms of your employer's plan. A redemption can be part of an exchange. If it is, follow the procedures in the "How to Exchange Shares" Section above. Otherwise, to request a redemption, you can do one of the following:


   o call a TIAA-CREF representative (available weekdays from 8:00 a.m. to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. to 6:00 p.m. Eastern Time) at 800 842-2776;


   o faxing us at: 800 914-8922; or

   o writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

   You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

   We accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.


   Pursuant to your instructions, Services reinvests redemption proceeds in (1) shares of other Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected at the price determined at the end of the day that Services receives your request in good order (see page 35), and credits your participant or IRA account within seven


34     | PROSPECTUS TIAA-CREF Lifecycle Funds
days thereafter. If you request a redemption shortly after a recent purchase of Fund shares by check, Services may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, Services will send the proceeds by check to the address, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct Services by letter with a signature guarantee.

   The Lifecycle Funds may cease redeeming shares, and Services may postpone payment of redemption proceeds, during period when: (1) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Fund shareholders.

OTHER INVESTOR INFORMATION

   MARKET TIMING POLICY. There are participants who may try to profit from transferring money back and forth among the options available under the terms of your plan, in an effort to "time" the market. As money is shifted in and out of these accounts, we incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all participants, including long-term investors who do not generate the costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. To discourage market-timing activity, if you make more than three exchanges out of any TIAA-CREF account or fund in a calendar month (other than a money market account or fund), you will be advised that if this exchange frequency continues, we will suspend your ability to make exchanges by telephone, fax and Internet. We also reserve the right to reject any purchase or exchange request that we regard as disruptive to efficient portfolio management. A purchase or exchange request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by any investor.

   The Lifecycle Funds are not appropriate for market timing. You should not invest in the Lifecycle Funds if you are a market timer.

   Participants seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the Lifecycle Funds or its agents will be able to identify such participants or curtail their trading practices.

   GOOD ORDER. Purchase, redemption and exchange requests from participants and IRA account owners are not processed by Services until it receives them in good order. "Good order" means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction.


   If you place a purchase, redemption or exchange order for Lifecycle Fund shares with Services in connection with your participant or


                                   TIAA-CREF Lifecycle Funds PROSPECTUS |     35

IRA custody account anytime before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time), Services executes the transaction using the NAV per share for that day.

   TIAA-CREF WEB CENTER AND TELEPHONIC TRANSACTIONS. The Lifecycle Funds and Services aren't liable for losses from unauthorized TIAA-CREF Web Center and telephonic transactions so long as the Lifecycle Funds and Services follow reasonable procedures designed to verify the identity of the person effecting the transaction. Services requires the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given through TIAA-CREF's Web Center or by telephone are genuine. Services also tape records telephone instructions and provides written confirmations of such instructions. Services accepts all telephone instructions that it reasonably believes are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. Services may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

   ELECTRONIC PROSPECTUSES. If you received this prospectus electronically and would like a paper copy, please contact us using the TIAA CREF Web Center at www.tiaa-cref.org and we will send one to you.

                                    GLOSSARY
--------------------------------------------------------------------------------

CODE: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

DURATION: Duration is a measure of volatility in the price of a bond in response to changes in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security's duration.

EQUITY SECURITIES: Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FIXED-INCOME SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (I.E., that have an imputed rate of interest); and preferred stock or other non-equity securities that pay dividends.

FOREIGN INVESTMENTS: Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

FOREIGN ISSUERS: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations

36     | PROSPECTUS TIAA-CREF Lifecycle Funds
   outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

U.S. GOVERNMENT SECURITIES: Securities issued or guaranteed by the U.S.
   Government or its agencies or instrumentalities.

INVESTMENT GRADE: A fixed-income security is Investment Grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization ("NRSRO") or unrated securities that Advisors determines are of comparable quality.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   Because the Lifecycle Funds are new, no financial highlights information is available for any Lifecycle Fund.
















                                   TIAA-CREF Lifecycle Funds PROSPECTUS |     37

FOR MORE INFORMATION ABOUT THE LIFECYCLE FUNDS
AND TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the Lifecycle Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.


ANNUAL AND SEMI-ANNUAL REPORTS. The Lifecycle Funds' annual and semi-annual reports will provide additional information about the funds' investments. In the Lifecycle Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the preceding fiscal year. Because the Lifecycle Funds had not commenced operations as of the date of this Prospectus, they have not yet delivered an annual or semi-annual report.


REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

  By telephone:
     Call 877 518-9161

  In writing:
     TIAA-CREF Institutional Mutual Funds
     P.O. Box 1259
     Charlotte, NC 28201

  Over the Internet:
     www.tiaa-cref.org


Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (202 942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC's Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the Lifecycle Funds' prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

  By telephone:
     Call 877 518-9161

  In writing:
     TIAA-CREF Institutional Mutual Funds
     P.O. Box 1259
     Charlotte, NC 28201



PRINTED ON RECYCLED PAPER                      811-9301

                                  STATEMENT OF
                             ADDITIONAL INFORMATION


                                October 15, 2004





                      TIAA-CREF Institutional Mutual Funds

                   ==========================================

                                 LIFECYCLE FUNDS

                                    2010 Fund
                                    2015 Fund
                                    2020 Fund
                                    2025 Fund
                                    2030 Fund
                                    2035 Fund
                                    2040 Fund

                   ==========================================


                   This  Statement of Additional  Information
                   ("SAI")  contains  additional  information
                   that you should consider before  investing
                   in   the   Lifecycle   Funds,   investment
                   portfolios  or  "Funds"  of the  TIAA-CREF
                   Institutional  Mutual  Funds.  It is not a
                   prospectus and should be read carefully in
                   conjunction   with  the  Lifecycle  Funds'
                   prospectus  dated  October  15,  2004 (the
                   "Prospectus"),  which may be  obtained  by
                   writing  us  at  TIAA-CREF   Institutional
                   Mutual Funds, P.O. Box 1259, Charlotte, NC
                   28201 or by calling 877 518-9161.

                   Capitalized terms used, but not defined, herein have the same meaning as in the Prospectus.

                   The date of this SAI is October 15, 2004.



                            [TIAA CREF LOGO OMITTED]

TABLE OF CONTENTS


B-2  Investment Objectives, Policies, and Restrictions
B-2     Fundamental Policies
B-2     Investment Policies
B-11 Management of TIAA-CREF Institutional Mutual Funds
B-11    Trustees and Officers of the TIAA-CREF Institutional Mutual Funds
B-14    Equity Ownership of TIAA-CREF Institutional Mutual Funds Trustees
B-14    Trustee and Officer Compensation
B-15    Board Committees
B-15    Responsibilities of the Board
B-16 Proxy Voting Policies
B-16 Principal Holders of Securities
B-16 Investment Advisory and Other Services
B-17 About the TIAA-CREF Institutional Mutual Funds and the Shares
B-17    Class Structure B-17 Distribution (12b-1) Plan
B-18    Indemnification of Shareholders
B-18    Indemnification of Trustees
B-18    Limitation of Fund Liability
B-18    Shareholder Meetings and Voting Rights
B-19    Additional Funds or Classes
B-19    Dividends and Distributions
B-19 Pricing of Shares
B-19    Investments for Which Market Quotations Are Readily Available
B-19    Special Valuation Procedures for the Money Market Fund
B-20    Options and Futures
B-20    Investments for Which Market Quotations Are Not Readily Available
B-20 Tax Status
B-23 Brokerage  Allocation
B-24 Legal Matters
B-24 Appendix A: TIAA-CREF Policy Statement on Corporate Governance
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

The investment objectives and policies of each Lifecycle Fund are discussed in the Lifecycle Funds' prospectus. Because each Lifecycle Fund invests in Underlying Funds, investors in each Lifecycle Fund will be affected by the Underlying Fund's investment strategies in direct proportion to the amount of assets the Lifecycle Fund allocates to the Underlying Fund pursuing such strategies. Accordingly, each Lifecycle Fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following discussion of investment policies and restrictions supplements the descriptions in the Prospectus as well as the prospectus of the Underlying Funds.

    Under the Investment Company Act of 1940, as amended (the "1940 Act"), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, each Lifecycle Fund's investment objective, policies and principal investment strategies described in the Prospectus, as well as the investment restrictions contained in "Investment Policies and Risk Considerations" below, are not fundamental and therefore may be changed by the TIAA-CREF Institutional Mutual Funds' board of trustees (the "Board of Trustees" or the "Board") at any time.


    Because each Lifecycle Fund may in the future invest a portion of its assets in certain instruments of one issuer, we are classifying each Lifecycle Fund as nondiversified. However, we expect that through its fund and other investments, each of the Lifecycle Funds will indirectly own a wide range of investments. In addition, each Lifecycle Fund intends to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code").


    Unless stated otherwise, each of the following investment policies and risk considerations apply to each Lifecycle Fund.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each Lifecycle Fund:


1. The Lifecycle Fund will not issue senior securities except as permitted by law.

2. The Lifecycle Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 331/3 percent of the market value of that Fund's assets at the time of borrowing), and, from other sources for temporary purposes (only in amounts not exceeding 5 percent, or such greater amount as may be permitted by law, of that Fund's total assets taken at market value at the time of borrowing).

3. The Lifecycle Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4. The Lifecycle Fund will not purchase real estate or mortgages directly, except that the Fund may invest in investment vehicles that purchase real estate or mortgages directly.

5. The Lifecycle Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6. The Lifecycle Fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7. The Lifecycle Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8. The Lifecycle Fund will not invest 25 percent or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

    With respect to investment restriction number 8, each Lifecycle Fund may invest more than 25% of its assets in any one Underlying Fund. While each Lifecycle Fund does not intend to concentrate its investments in a particular industry, a Lifecycle Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more of the Underlying Funds. Currently, no Underlying Fund other than the Real Estate Securities Fund concentrates 25% or more of its total assets in any one industry.


INVESTMENT POLICIES

The following policies and restrictions are non-fundamental policies. These restrictions may be changed without the approval of the shareholders in the affected fund.


   NON-EQUITY INVESTMENTS OF THE EQUITY FUNDS. The equity Underlying Funds (the "Equity Funds") can, in addition to common stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these Funds can hold the same types of money market instruments the Money Market Fund invests in (as described in the Underlying Funds' prospectus), as well as other short-term instruments. These other instruments are similar to the instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in


|B- 2| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds the Money Market Fund, or else do not meet the requirements for "First Tier Securities."

    When market conditions warrant, the Equity Funds can invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

    TEMPORARY DEFENSIVE POSITIONS. During periods when Teachers Advisors, Inc. ("Advisors"), the investment manager for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of an Underlying Fund, a temporary defensive posture and (1) without limitation hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Underlying Fund's assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund's investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

    LIQUIDITY FACILITY. The Equity Funds participate in a $2.25 billion unsecured revolving credit facility, for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or funds of the College Retirement Equities Fund ("CREF"), TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Advisors or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

    If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.


    ILLIQUID INVESTMENTS. The Board of Trustees of the Funds has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A Fund will not purchase or otherwise acquire any investment, if as a result, more than 15 percent (10 percent in the case of the Money Market Fund) of its net assets (taken at current value) would be invested in illiquid investments.


    RESTRICTED SECURITIES. The Underlying Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities can be considered illiquid. However, certain types of restricted securities, including those that are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act, may be determined to be liquid by Advisors pursuant to procedures adopted by the Board of Trustees. Purchases by an Underlying Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted in terms of their resale within the United States.

    PREFERRED STOCK. The Underlying Funds can invest in preferred stock consistent with their investment objectives.

    OPTIONS AND FUTURES. Each of the Underlying Funds may engage in options and futures strategies to the extent permitted by the Securities and Exchange Commission ("SEC") and Commodity Futures Trading Commission ("CFTC"). We do not intend for any Underlying Fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

    Option-related activities could include: (1) selling of covered call option contracts and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Underlying Fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

    A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

    An Underlying Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold. Depending on the premiums for the call options bought and sold, the Fund will realize a profit or loss on the transaction.

    A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case, the option would expire worthless and the entire premium would be lost.

    An Underlying Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought. Depending on the premiums of the put options bought and sold, the Fund would realize a profit or loss on the transaction.

    In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor's 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of call options on groups of securities can be

          Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-3| used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of an Underlying Fund's portfolio of securities. To the extent that an Underlying Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a Fund deals in any option.

    Another risk in connection with selling a call option on a group of securities or on the futures of groups of securities arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

    To the extent permitted by applicable regulatory authorities, each Underlying Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of an Underlying Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts may be offset prior to the future date by executing an opposite futures contract transaction.

    A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--an Underlying Fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Underlying Fund usually will be liquidated in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which the futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

    A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

    Stock index futures may be used to hedge the equity investments of each Underlying Fund with regard to market risk (involving the market's assessment of overall economic prospects), as distinguished from company risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, an Underlying Fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

    Unlike the purchase or sale of a security, no price is paid or received by a fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a custodial account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as "initial margin." Initial margin in futures transactions is different from margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when an Underlying Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, where an Underlying Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

    There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. For example, it is possible that where an Underlying Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. Each Underlying Fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each Fund's portfolio securities or instruments sought to be hedged. In general, we believe that over time the value of a Fund's portfolio will tend to move in the same direction as the market

|B-4| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

    Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. It is possible that, for example, if an Underlying Fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

    In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the security or instrument underlying the contract due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a short time period.


    Each Underlying Fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions which permit the Funds to claim an exclusion from the definition of a "commodity pool operator" under the Commodity Exchange Act. The Underlying Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and the regulations thereunder, and, therefore, are not subject to registration as commodity pool operators.


    Options and futures transactions may increase a Fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

    OTHER INVESTMENT COMPANIES. Each Underlying Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no Underlying Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Lifecycle Funds, which invest substantially all of their assets in the Underlying Funds.

    FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES. Each Underlying Fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a Fund enters into a firm commitment agreement, liability for the purchase price--and the rights and risks of ownership of the securities--accrues tO the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See below, "Segregated Accounts."

DEBT INSTRUMENTS GENERALLY

    A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

    RATINGS AS INVESTMENT CRITERIA. Nationally recognized statistical rating organization ("NRSRO") ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

    Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

    CERTAIN INVESTMENT GRADE DEBT OBLIGATIONS. Although obligations rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P") are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

    U.S. GOVERNMENT DEBT SECURITIES. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime

          Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-5|

Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (E.G., FNMA). Because of these limitations on U.S. Government support, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.


    RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (I.E., those rated Ba or lower by Moody's or BB or lower by S&P) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors' success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent an Underlying Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds' net asset value ("NAV"). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

    A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the TIAA-CREF Institutional Mutual Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the TIAA-CREF Institutional Mutual Funds to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

    ZERO COUPON OBLIGATIONS. Some of the Underlying Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

    STRUCTURED OR INDEXED SECURITIES. Some of the Underlying Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. Some of the Funds may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable- rate mortgage related securities and collateralized mortgage obligations. Some of the Underlying Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

    Mortgage related securities include pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

    The average maturity of pass-through pools of mortgage related securities in which some of the Underlying Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened as a result of the pass-through of unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage related

|B-6| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

    MORTGAGE ROLLS. Some of the Underlying Funds may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Underlying Fund compared with what such performance would have been without the use of mortgage rolls. The Underlying Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors' ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Underlying Funds treat mortgage rolls as a financing transaction.

    LENDING OF SECURITIES. Subject to fundamental investment policy 6 on page B-2 (relating to loans of portfolio securities), each Underlying Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America ("TIAA"), are registered with the SEC and are members of the National Association of Securities Dealers, Inc. ("NASD"), and also to certain other financial institutions. All loans will be fully collateralized. Specifically, in connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (E.G., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities (or such lesser percentage as may be permitted by SEC interpretations, not to fall below 100 percent of the market value of the loaned securities), as reviewed daily. By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

    REPURCHASE AGREEMENTS. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary government securities dealers or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

    Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

    If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

    SWAP TRANSACTIONS. Each Underlying Fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

    By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Underlying Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

    While a Fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund's exposure in the event of default, it will usually enter into swap trans-

          Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-7| actions on a net basis (I.E., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund's custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

    Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

    To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and securities or instruments that are intended to be correlated to such return, the value of the swap transaction may be adversely affected. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

    SEGREGATED ACCOUNTS. In connection with when-issued securities, firm commitment agreements, and certain other transactions in which a Fund incurs an obligation to make payments in the future, a Fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. Such segregated assets may consist of any liquid assets, including equity securities, cash, U.S. Government securities or other securities as may be permitted by law.

    CURRENCY TRANSACTIONS. The value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and an Underlying Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, an Underlying Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

    The Underlying Funds will conduct their currency exchange transactions either on a spot (I.E., Cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

    By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Underlying Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Underlying Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

    The Underlying Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

    The Underlying Funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

    The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

    There is no express limitation on the percentage of an Underlying Fund's assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Fund's investment adviser believes will correlate closely to the currency's price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

    REAL ESTATE SECURITIES. As described more fully in the Prospectus and the Prospectus for the Underlying Funds, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts ("REITs"). An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50 percent of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and

|B-8| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

    The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody's or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, "when-issued" securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities. These investment practices and attendant risks are described in "Investment Policies" in this SAI.

    Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

    In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

    FOREIGN INVESTMENTS. As described more fully in the Prospectus and the Prospectus for the Underlying Funds, certain Underlying Funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectuses, there are a number of country- or region-specific risks and other considerations that may affect these investments.

    INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and certain Eastern European countries that are not members of the European Union) contains over 450 million consumers, a market larger than either the U.S. or Japan. European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

    THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Cyprus, The Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Slovakia, Slovenia, Spain, Sweden, and the United Kingdom (the "EU Nations"). The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro- and micro-economic adjustments are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven-country European Monetary Union, a subset of the European Union countries, with its own central bank (the European Central Bank), its own currency (the Euro) and a single interest rate structure, represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

    INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some countries, such as Japan, Australia, Singapore, and Hong Kong, are considered advanced by Western standards. Others, such as Thailand, Indonesia, and Malaysia, are considered "emerging"--rapidly shifting from natural resource- and agriculture-based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and political system continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan, in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.

    INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the U.S. The U.S., Canada, and Mexico have entered into the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. The trade adjustment process can be highly complex and controversial and could result in significant risks to all parties.

    INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of coun-

          Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-9| tries in the region have taken steps to reduce impediments to trade, most notably through NAFTA between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and in some instances issues with regard to the repayment of sovereign debt and currency stability, however, remain important concerns in the region--exacerbating the risks in these equity markets. As a result, Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization and fiscal and monetary reform have been met with some success, with gains in output growth and slowing rates of inflation in some countries. These efforts may result in attractive investment opportunities. However, history shows that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

    OTHER REGIONS. There are developments in other regions and countries around the world that could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

    DEPOSITORY RECEIPTS. The Equity Funds can invest in American, European and Global Depository Receipts ("ADRs," "EDRs" and "GDRs"). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although the prices of ADRs are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

    ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

    EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

    OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES. Each Underlying Fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the Fund's portfolio.

    INDUSTRY CONCENTRATIONS. None of the Funds, with the exception of the Real Estate Securities Fund, will concentrate more than 25 percent of its total assets in any one industry.

    PORTFOLIO TURNOVER. The transactions engaged in by the Funds are reflected in the Funds' portfolio turnover rates. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds' portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover for an Underlying Fund generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Funds and ultimately by the Funds' shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

|B-10| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

MANAGEMENT OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

TRUSTEES AND OFFICERS OF THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

The following tables include certain information about the TIAA-CREF Institutional Mutual Funds' trustees and officers, including positions held with the Funds, length of office and time served, and principal occupations in the last five years. The first table includes information about the Funds' disinterested trustees and the second table includes information about the Funds' officers. The first table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The Funds have no interested trustees.

DISINTERESTED TRUSTEES

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                 IN FUND
                              POSITION(S)         TERM OF OFFICE       PRINCIPAL                 COMPLEX OTHER
                              HELD WITH           AND LENGTH OF        OCCUPATION(S)             OVERSEEN BY    DIRECTORSHIPS
NAME, ADDRESS AND AGE         FUND                TIME SERVED          DURING PAST 5 YEARS       TRUSTEE        HELD BY TRUSTEES
====================================================================================================================================
Willard T. Carleton           Trustee             Indefinite term.     Donald R. Diamond         60             None
4911 E. Parade Ground Loop                        Trustee since 2003.  Professor of Finance
Tucson, AZ 85712-6623                                                  Emeritus, University of
Age: 70                                                                Arizona, College
                                                                       of Business and Public
                                                                       Administration.
                                                                       Formerly, Donald R.
                                                                       Diamond Professor of
                                                                       Finance, University of
                                                                       Arizona, 1999-2001,
                                                                       and Karl L. Eller
                                                                       Professor of Finance,
                                                                       University of Arizona,
                                                                       1984-1999. Trustee
                                                                       of TIAA, 1984-2003.
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Gruber              Chairman of the     Indefinite term.     Nomura Professor of       60             Director, Scudder
New York University           Board of Trustees   Trustee since 2000.  Finance, New York                        Investments
Stern School of Business                                               University, Stern School                 (New York) Funds,
Henry Kaufman Management                                               of Business.                             Japan Equity Fund,
Education Center                                                       Formerly, Chairman,                      Inc., Singapore
44 West 4th Street, Suite 988                                          Department of                            Fund, Inc., and Thai
New York, NY 10012                                                     Finance, New York                        Capital Fund, Inc.
Age: 67                                                                University, Stern School
                                                                       of Business, and trustee
                                                                       of TIAA, 1996 - 2000.
------------------------------------------------------------------------------------------------------------------------------------
Nancy L. Jacob                Trustee             Indefinite term.     President and Managing    60             None
Windermere Investment                             Trustee since 1999.  Principal, Windermere
Associates                                                             Investment Associates.
121 S.W. Morrison Street                                               Formerly, Chairman
Suite 925                                                              and Chief Executive
Portland, OR 97204                                                     Officer, CTC Consulting,
Age: 61                                                                Inc., and Executive Vice
                                                                       President, U.S. Trust of
                                                                       the Pacific Northwest.
------------------------------------------------------------------------------------------------------------------------------------
Bevis Longstreth              Trustee             Indefinite term.     Retired Partner,          60             Member of the Board
Debevoise & Plimpton                              Trustee since 1999.  Debevoise & Plimpton.                    of Directors
919 Third Avenue                                                       Formerly, Partner and Of                 of AMVESCAP, PLC and
New York, NY 10022-6225                                                Counsel of                               Chairman of the
Age: 70                                                                Debevoise & Plimpton,                    Finance Committee
                                                                       Adjunct Professor                        of the Rockefeller
                                                                       at Columbia University                   Family Fund.
                                                                       School of Law and
                                                                       Commissioner of the U.S.
                                                                       Securities and
                                                                       Exchange Commission.
------------------------------------------------------------------------------------------------------------------------------------
Bridget A. Macaskill          Trustee             Indefinite term.     Formerly, Chairman,       60             Director,
160 East 81st Street                              Trustee since 2003.  Oppenheimer Funds,                       J Sainsbury plc and
New York, NY 10028                                                     Inc., 2000-2001. Chief                   Prudential plc.
Age: 56                                                                Executive Officer,                       International
                                                                       1995-2001; President,                    Advisory Board,
                                                                       1991-2000; and                           British-American
                                                                       Chief Operating Officer,                 Business Council.
                                                                       1989-1995 of
                                                                       that firm.
------------------------------------------------------------------------------------------------------------------------------------
Stephen A. Ross               Trustee             Indefinite term.     Franco Modigliani         60             Director, Freddie
Sloan School of Management                        Trustee since 1999.  Professor of Finance and                 Mac.
Massachusetts Institute                                                Economics, Sloan School
of Technology                                                          of Management,
77 Massachusetts Avenue                                                Massachusetts Institute
Cambridge, MA 02139                                                    of Technology,
Age: 60                                                                and CEO of Compensation
                                                                       Valuation
                                                                       Incorporated. Formerly,
                                                                       Sterling Professor
                                                                       of Economics and Finance,
                                                                       Yale School of
                                                                       Management, Yale
                                                                       University and
                                                                       Co-Chairman,
                                                                       Roll & Ross Asset
                                                                       Management Corp.
------------------------------------------------------------------------------------------------------------------------------------
Maceo K. Sloan                Trustee             Indefinite term.     Chairman, President and   60             Director, SCANA
NCM Capital Management                            Trustee since 1999.  Chief Executive                          Corporation and M&F
Group, Inc.                                                            Officer, Sloan Financial                 Bancorp, Inc.
2634 Chapel Hill Boulevard                                             Group, Inc., and
Suite 206                                                              Chairman and Chief
Durham, NC 27707                                                       Executive Officer, NCM
Age: 54                                                                Capital Management Group,
                                                                       Inc., since 1991.
------------------------------------------------------------------------------------------------------------------------------------


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-11|


                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                       IN FUND
                                 POSITION(S)        TERM OF OFFICE      PRINCIPAL                      COMPLEX      OTHER
                                 HELD WITH          AND LENGTH OF       OCCUPATION(S)                  OVERSEEN BY  DIRECTORSHIPS
NAME, ADDRESS AND AGE            FUND               TIME SERVED         DURING PAST 5 YEARS            TRUSTEE      HELD BY TRUSTEES
===================================================================================================================================
Ahmed H. Zewail                  Trustee            Indefinite term.    Linus Pauling Chair Professor  60           None
California Institute                                Trustee since 2004. of Chemistry and Professor
Of Technology                                                           of Physics, Caltech; and
Arthur Amos Noyes Laboratory                                            Director, NSF Laboratory for
of Chemical Physics                                                     Molecular Sciences (LMS),
Mail Code 127-72                                                        Caltech.
1200 East California Boulevard
Pasadena, CA 91125
Age: 58
------------------------------------------------------------------------------------------------------------------------------------


OFFICERS


                              POSITION(S)      TERM OF OFFICE       PRINCIPAL
                              HELD WITH        AND LENGTH OF        OCCUPATION(S)
NAME, ADDRESS AND AGE         FUND             TIME SERVED          DURING PAST 5 YEARS
===================================================================================================================================
Herbert M. Allison, Jr.       President and    Indefinite term.     Chairman, President and Chief Executive Officer of TIAA.
TIAA-CREF                     Chief Executive  President and        President and Chief Executive Officer of CREF, TIAA-CREF Mutual
730 Third Avenue              Officer          Chief Executive      Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life
New York, NY 10017-3206                        Officer since 2002.  Funds and TIAA Separate Account VA-1 (these funds are
Age: 61                                                             collectively referred to as the "TIAA-CREF Funds"). Formerly,
                                                                    President and Chief Executive Officer of Alliance Chief
                                                                    Operating Officer and Member of the Board of Directors of
                                                                    Merrill Lynch & Co., Inc., 1997-1999. Member of the Board of
                                                                    Directors, New York Stock Exchange.
-----------------------------------------------------------------------------------------------------------------------------------
Gary Chinery                  Vice President   Indefinite term.     Vice President of TIAA and Treasurer of TIAA and the TIAA-CREF
TIAA-CREF                     and Treasurer    Vice President       Funds. Vice President and Treasurer of Teachers Advisors, Inc.
730 Third Avenue                               and Treasurer        ("Advisors"), TIAA-CREF Investment Management, LLC ("Investment
New York, NY 10017-3206                        since 2004.          Management"), TIAA-CREF Individual and Institutional Services,
Age: 54                                                             LLC ("Services"), Teachers Personal Investors Services, Inc.
                                                                    ("TPIS"), TIAA-CREF TuitionFinancing, Inc. ("Tuition
                                                                    Financing") and TIAA-CREF Life Insurance Company (TIAA-CREF
                                                                    Life").
-----------------------------------------------------------------------------------------------------------------------------------
Scott C. Evans                Executive Vice   Indefinite term.     Executive Vice President of TIAA and the TIAA-CREF Funds.
TIAA-CREF                     President and    Executive Vice       President and Chief Executive Officer of Investment Management
730 Third Avenue              Chief Investment President since      and Advisors and Director of Advisors and TIAA-CREF Life.
New York, NY 10017-3206       Officer          1999. Chief
Age: 45                                        Investment Officer
                                               since 2004.
-----------------------------------------------------------------------------------------------------------------------------------
I. Steven Goldstein           Executive Vice   Indefinite term.     Executive Vice President, Public Affairs, of TIAA and the
TIAA-CREF                     President        Executive Vice       TIAA-CREF Funds. Formerly, Advisor for McKinsey & Company,
730 Third Avenue                               President since      2003; Vice President, Corporate Communications for
New York, NY 10017-3206                        2003.                Dow Jones & Co. and The Wall Street Journal, 2001 - 2002;
Age: 52                                                             and Senior Vice President and Chief Communications Officer for
                                                                    Insurance Information Institute, 1993 - 2001.
-----------------------------------------------------------------------------------------------------------------------------------
E. Laverne Jones              Vice President   Indefinite term.     Vice President and Corporate Secretary of TIAA and the
TIAA-CREF                     and Corporate    Vice President and   TIAA-CREF Funds.
730 Third Avenue              Secretary        Corporate
New York, NY 10017-3206                        Secretarysince 1999.
Age: 55
-----------------------------------------------------------------------------------------------------------------------------------
Susan S. Kozik                Executive Vice   Indefinite term.     Executive Vice President and Chief Technology Officer of TIAA
TIAA-CREF                     President        Executive Vice       and the TIAA-CREF Funds. Formerly, Vice President of IT
730 Third Avenue                               President since      Operations and Services, Lucent Technologies, 2000-2003;
New York, NY 10017-3206                        2003.                and Senior Vice President and Chief Technology Officer,
Age: 47                                                             Penn Mutual Life Insurance Company, 1997-2000.
-----------------------------------------------------------------------------------------------------------------------------------
George W. Madison             Executive Vice   Indefinite term.     Executive Vice President and General Counsel of TIAA and the
TIAA-CREF                     President        Executive Vice       TIAA-CREF Funds. Formerly, Executive Vice President, Corporate
730 Third Avenue                               President since      Secretary, and General Counsel of Comerica Incorporated,
New York, NY 10017-3206                        2003.                1997-2002.
Age: 50
-----------------------------------------------------------------------------------------------------------------------------------


|B-12| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds


                                POSITION(S)        TERM OF OFFICE          PRINCIPAL
                                HELD WITH          AND LENGTH OF           OCCUPATION(S)
NAME, ADDRESS AND AGE           FUND               TIME SERVED             DURING PAST 5 YEARS
====================================================================================================================================
Erwin W. Martens                Executive Vice     Indefinite term.        Executive Vice President, Risk Management, of TIAA and
TIAA-CREF                       President          Executive Vice          the TIAA-CREF Funds. Director of Advisors, Services,
730 Third Avenue                                   President since 2003.   TPIS, Tuition Financing and TIAA-CREF Life and Manager
New York, NY 10017-3206                                                    of Investment Management. Formerly, Managing Director
Age: 48                                                                    and Chief Risk Officer, Putnam Investments, 1999-2003;
                                                                           and Head and Deputy Head of Global Market Risk
                                                                           Management, 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth A. Monrad             Executive Vice     Indefinite term.        Executive Vice President and Chief Financial Officer of
TIAA-CREF                       President          Executive Vice          TIAA, the TIAA-CREF Funds, Advisors and Investment
730 Third Avenue                                   President since 2003.   Management. Executive Vice President of TPIS, Services
New York, NY 10017-3206                                                    and Tuition Financing. Director of Advisors, TPIS,
Age: 49                                                                    Tuition Financing and TIAA-CREF Life. Manager of
                                                                           Investment Management and Services. Executive Vice
                                                                           President, Finance, Actuarial and Facilities of
                                                                           TIAA-CREF Life. Formerly, Chief Financial Officer and
                                                                           Senior Vice President of GeneralCologne Re (2000-2003),
                                                                           Chief Financial Officer of its North American
                                                                           Reinsurance Operations (1997-2000) and Corporate
                                                                           Treasurer. Director, Colgate-Palmolive Company.
------------------------------------------------------------------------------------------------------------------------------------
Frances Nolan                   Executive Vice     Indefinite term.        Executive Vice President, Client Services, of TIAA and
TIAA-CREF                       President          Executive Vice          the TIAA-CREF Funds. President, Chief Executive Officer
730 Third Avenue                                   President since 2000.   and Manager of Services. Director of TPIS, Tuition
New York, NY 10017-3206                                                    Financing and TIAA-CREF Life. Formerly, Executive Vice
Age: 47                                                                    President, Retirement Services, CREF and TIAA,
                                                                           2000-2003; Vice President, Eastern Division, 1994-2000.
------------------------------------------------------------------------------------------------------------------------------------
Dermot J. O'Brien               Executive Vice     Indefinite term.        Executive Vice President, Human Resources, of TIAA and
TIAA-CREF                       President          Executive Vice          the TIAA-CREF Funds. Director, TIAA-CREF Life. Formerly,
730 Third Avenue                                   President since 2003.   First Vice President and Head of Human Resources,
New York, NY 10017-3206                                                    International Private Client Division, Merrill Lynch &
Age: 38                                                                    Co., 1999-Feb. 2003; and Vice President and Head of
                                                                           Human Resources--Japan Morgan Stanley, 1998-1999.
------------------------------------------------------------------------------------------------------------------------------------
Bertram L. Scott                Executive Vice     Indefinite term.        Executive Vice President, Product Management, of TIAA
TIAA-CREF                       President          Executive Vice          and the TIAA-CREF Funds. Chairman of the Board,
730 Third Avenue                                   President since 2000.   President and Chief Executive Officer of TIAA-CREF Life.
New York, NY 10017-3206                                                    Director of TPIS; Manager of Services; President and
Age: 53                                                                    Director of Tuition Financing. Formerly, President and
                                                                           Chief Executive Officer, Horizon Mercy, 1996-2000.
------------------------------------------------------------------------------------------------------------------------------------
John A. Somers                  Executive Vice     Indefinite term.        Executive Vice President of TIAA and the TIAA-CREF
TIAA-CREF                       President          Executive Vice          Funds. Executive Vice President of Investment Management
730 Third Avenue                                   President since 1999.   and Advisors and Director of TIAA-CREF Life.
New York, NY 10017-3206
Age: 60
------------------------------------------------------------------------------------------------------------------------------------


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-13|

EQUITY OWNERSHIP OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS TRUSTEES

The following chart includes information relating to equity securities beneficially owned by the TIAA-CREF Institutional Mutual Funds trustees in the Lifecycle Funds and in the same "family of investment companies" as the Lifecycle Funds, as of December 31, 2003. The Lifecycle Funds' family of investment companies includes TIAA-CREF Institutional Mutual Funds, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES


                                                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                     IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
  NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY SECURITIES IN FUND              BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
====================================================================================================================================
  Willard T. Carleton                            None                                                  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
  Martin J. Gruber                               None                                                  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
  Nancy L. Jacob                                 None                                                  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
  Bevis Longstreth                               None                                                  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
  Bridget Macaskill                              None                                                      None
------------------------------------------------------------------------------------------------------------------------------------
  Stephen A. Ross                                None                                                  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
  Maceo K. Sloan                                 None                                                  Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
  Ahmed H. Zewail                                None                                                      None
------------------------------------------------------------------------------------------------------------------------------------



TRUSTEE AND OFFICER COMPENSATION

The following table shows the compensation received from the TIAA-CREF Institutional Mutual Funds and the entire TIAA-CREF fund complex by each non-officer trustee for the fiscal year ending September 30, 2003. Because trustees fees are allocated among the various funds in the fund complex based on the net assets of each fund, and the assets of Lifecycle Funds are expected to be comparatively low during the initial period following their organization, it is not expected that the Lifecycle Funds will pay significant amounts of trustees fees for the fiscal period ending September 30, 2004. The Funds' officers receive no compensation from any fund in the TIAA-CREF fund complex. For purposes of the following table, the TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds, each a registered investment company.


                                      (2)                                     (3)                                (4)
       (1)                AGGREGATE COMPENSATION FROM           PENSION OR RETIREMENT BENEFITS           TOTAL COMPENSATION
  NAME OF PERSON      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS     ACCRUED AS PART OF FUND EXPENSES   FROM FUND COMPLEX (60 PORTFOLIOS)
====================================================================================================================================
  Willard T. Carleton               $ 158.02                                  --                             $ 4,500.00
------------------------------------------------------------------------------------------------------------------------------------
  Martin J. Gruber                  3,243.39                               $1071.85                          104,500.00
------------------------------------------------------------------------------------------------------------------------------------
  Nancy L. Jacob                    3,680.44                                1071.85                          116,500.00
------------------------------------------------------------------------------------------------------------------------------------
  Bevis Longstreth*                 3,318.39                                1071.85                          106,750.00
------------------------------------------------------------------------------------------------------------------------------------
  Stephen A. Ross*                  3,950.09                                1071.85                          124,250.00
------------------------------------------------------------------------------------------------------------------------------------
  Nestor V. Santiago**              2,234.52                                 764.59                           76,500.00
------------------------------------------------------------------------------------------------------------------------------------
  Maceo K. Sloan                    3,499.16                                1071.85                          112,500.00
------------------------------------------------------------------------------------------------------------------------------------
  David K. Storrs**                 5,093.37                               4,835.26                          162,000.00
------------------------------------------------------------------------------------------------------------------------------------
  Robert W. Vishny**                3,289.58                                1071.85                          106,000.00
------------------------------------------------------------------------------------------------------------------------------------


* This compensation, or a portion of it, was not actually paid based on prior election of Trustee to defer receipt of payment in accordance with the provisions of deferred compensation plan for non-officer Trustees. Excluding this year's deferrals, a total of $1,157,767.10 earned across the fund complex has been deferred for prior years' service, including interest through September 30, 2003, for all current Trustees who had elected to defer their compensation.


** These are former trustees.


    The Funds have a long-term compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the board in a lump sum or in annual installments over 5 to 20 years, as requested by the trustee. Contributions under this plan vest immediately, so that a trustee is not required to serve as such for any specified length of time in order to be entitled to benefits after retirement. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of all or part of their trustee fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the trustee, after the trustee leaves the board.

|B-14| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

BOARD COMMITTEES

The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the TIAA-CREF Institutional Mutual Funds' operations:


(1) An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which audits and examines the records and affairs of the TIAA-CREF Institutional Mutual Funds as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter that is available upon request. During 2003, the Audit Committee held ten meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Carleton, Dr. Gruber, and Ms. Macaskill.

(2) A Finance Committee, which oversees the management of the TIAA-CREF Institutional Mutual Funds' investments subject to appropriate oversight by the full Board of Trustees. During 2003, the Finance Committee held five meetings. The current members of the Finance Committee are Dr. Gruber (chair), Dr. Carleton, Dr. Jacob, Mr. Longstreth, Ms. Macaskill, Dr. Ross, Mr. Sloan, and Dr. Zewail.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which addresses all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the TIAA-CREF Institutional Mutual Funds and the initiation of appropriate shareholder resolutions. During 2003, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton, and Dr. Zewail.


(4) An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full Board. During 2003, the Executive Committee held no meetings. The current members of the Executive Committee are Dr. Gruber (chair), Mr. Longstreth, Dr. Ross, and Mr. Sloan.


(5) A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which nominates certain TIAA-CREF Institutional Mutual Funds' officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During 2003, the Nominating and Personnel Committee held sixteen meetings. The Committee was disbanded in June 2004 and was replaced by the Nominating and Governance Committee. The members of the 2003 committee (through June 2004) were Dr. Ross (chair), Dr. Jacob, and Dr. Vishny.

(6) A Nominating and Governance Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which nominates certain TIAA-CREF Institutional Mutual Funds' officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. The Committee was established in June 2004. The current members of the Nominating and Governance Committee are Dr. Gruber, Dr. Jacob (chair), Mr. Longstreth, and Dr. Ross.

    Investors can recommend and the committee will consider nominees for election as trustees by providing potential nominee names and background to the Secretary of the TIAA-CREF Institutional Mutual Funds. The Secretary's address is: 730 Third Avenue, New York, New York 10017-3206.


RESPONSIBILITIES OF THE BOARD


The Funds' trustees are responsible for overseeing the Funds' corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Board is responsible for the initial approval and annual renewal of the TIAA-CREF Institutional Mutual Fund's investment management agreement with Advisors. Under the agreement, Advisors assumes responsibility for providing to, or obtaining for, the Funds investment advisory services. On June 16, 2004, the Board of Trustees, all of who are independent, considered whether to initially approve the investment management agreement as it applies to the Lifecycle Funds. The Board considered the investment management fee structure of each of the Lifecycle Funds in light of a variety of factors, including (a) the nature of services to be provided to the Fund, (b) Advisors' anticipated costs in providing those services, (c) the reasonableness of the investment management fees and how such fees compared to fees paid by other similar mutual funds, and
(d) other benefits derived in connection with Advisors' relationship with the Fund.

    THE NATURE AND QUALITY OF SERVICES. First, the Board considered that Advisors is an experienced investment advisor that has managed the TIAA-CREF Mutual Funds and each of the TIAA-CREF Institutional Mutual Funds portfolios, including the Underlying Funds, since inception of the respective funds. The investment professionals of Advisors have also managed various accounts of the College Retirement Equities Fund consisting of equity, debt, money market and foreign securities, since their inception. The Board considered that the detailed information on Advisors, and the performance of each of these portfolios, was presented in connection with the annual renewal of the current investment advisory agreements between Advisors and the TIAA-CREF Institutional Mutual Funds and other investment companies within the TIAA-CREF Funds complex, which took place at the Trustees' April 7, 2004 meeting.

    In particular, the Board considered that the same portfolio manager who manages the Managed Allocation Fund will be managing the Lifecycle Funds and that that fund outperformed its benchmark for the one-year period ended December 31, 2003, and received an overall Morningstar rating of three stars for the period ending December 31, 2003.

    FEES CHARGED BY OTHER ADVISERS. The Board considered information regarding fees paid to other advisers for managing similar funds of funds. To help evaluate this, the Board received comparative fee information for comparable funds of funds prepared with substantial input from an independent third party consultant. The Board considered that the proposed advisory fee to be paid to Advisors for its services to each Lifecycle Fund was within the range of the advisory fees charged to other comparable fund of funds. In addition, the Board considered that the total fees ultimately borne by customers would be substantially below those incurred by investors in most comparable funds of funds that invest in affiliated funds, when combining the fees on each Lifecycle Fund with the weighted average fees for the Underlying Funds in which the Lifecycle Fund invests (less service fees).

    COST AND PROFITABILITY. The Board considered that the fee proposed for each Lifecycle Fund reflected the added costs attributable to the complexities of managing funds with changing (versus fixed) asset allocations and ongoing attribution analysis of performance. Since profit data was not available for these new funds, the Board considered that Advisors currently operates the Managed Allocation Fund (which does not charge an advisory fee), as well as most of the Underlying Funds, at a loss.

    OTHER BENEFITS. Finally, the Board considered the benefit that the Lifecycle Funds derive by having access through Advisors to the extremely low cost Underlying Funds. The Underlying Funds are only available through a TIAA-CREF intermediary. Having Advisors serve as investment


         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-15| advisor would therefore be beneficial to the Lifecycle Funds from a cost perspective.

    Based on these factors, and the information provided, the Board approved the investment management agreement covering each of the Lifecycle Funds. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the investment management agreement. The trustees were advised by separate independent legal counsel throughout the process.


PROXY VOTING POLICIES

The TIAA-CREF Institutional Mutual Funds have adopted policies and procedures to govern their voting of proxies of portfolio companies. The Funds seek to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

    As a general matter, the Board of Trustees has delegated to Advisors responsibility for voting proxies in accordance with Board approved guidelines established by the Trustee Committee on Corporate Governance and Social Responsibility. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this Statement of Additional Information. Advisors votes proxies solicited by an Underlying Fund in the same proportion as the vote of the Underlying Fund's shareholders other than the Lifecycle Funds (sometimes called "mirror" or "echo" voting).

    Advisors has a team of professionals responsible for reviewing and voting each proxy of a portfolio company of an Underlying Fund. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the Funds' shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Trustee Committee on Corporate Governance and Social Responsibility.

    The Funds believe there are no material conflicts of interest that interfere with their voting decisions. There may be rare instances in which a trustee or senior executive of the Funds, Advisors or Advisors' affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse himself from all decisions regarding the portfolio company.

    A report of proxies voted for the Funds is made quarterly to the Funds' Board and/or the Finance Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.


    An annual record of all proxy votes cast for the Underlying Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC's website at www.sec.gov. Because the Lifecycle Funds had not commenced operations as of June 30, 2004, no such proxy voting record will be available for the Lifecycle Funds itself until August 31, 2005.


PRINCIPAL HOLDERS OF SECURITIES

    The Lifecycle Funds have not been publicly offered prior to the date of this SAI. It is expected that TIAA will own 100% of the outstanding shares of each Lifecycle Fund as of such date, as a result of its seed money investment. The current trustees and officers of the TIAA-CREF Institutional Mutual Funds, as a group, do not own shares of any of the Lifecycle Funds.

    Any person owning more than 25% of a Fund's shares may be considered a "controlling person" of that Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

INVESTMENT ADVISORY AND
OTHER SERVICES

As explained in the Prospectus, investment advisory and related services for each of the Lifecycle Funds are provided by personnel of Advisors. Advisors manages the investment and reinvestment of the assets of each Lifecycle Fund, subject to the direction and control of the Finance Committee of the Board of Trustees.

    TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. ("Enterprises"), which in turn holds all of the shares of Advisors and of Teachers Personal Investors Services, Inc. ("TPIS"), the principal underwriter for the TIAA-CREF Institutional Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC ("Services") and TIAA-CREF Investment Management, LLC ("Investment Management"). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Institutional Mutual Funds and Advisors.

    Investment management fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Lifecycle Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus.

    Each Lifecycle Fund indirectly bears a pro rate share of the investment management fees incurred by the Underlying Funds in which the Lifecycle Fund invests. As disclosed in the Prospectus for the Underlying Funds, Advisors has agreed to reimburse the Underlying Funds for non-investment management fee expenses of the Funds that exceed certain amounts, as stated in such Prospectus.

    Because the Lifecycle Funds had not commenced operations prior to the date of this SAI, no investment management fee information is available for any of the Lifecycle Funds.

SERVICE AGREEMENT

TIAA-CREF Institutional Mutual Funds has entered into a Service Agreement ("Service Agreement") with Advisors, whereby Advisors has agreed to provide or arrange for the provision of a variety of services for the ordinary operation of the Lifecycle Funds, including, but not limited to, transfer agency, accounting and administrative services.

    Specific transfer agency services include: (1) receiving orders for the purchase of Fund shares, issuing shares upon receipt of such orders, and recording the issuance of shares; (2) receiving redemption requests; (3) effecting transfers of shares; (4) preparing and transmitting payments for dividends and distributions; (5) maintaining records for shareholder accounts;
(6) maintaining shareholder relations, including preparing necessary reports and other information and services; (7) performing shareholder services funded by any shareholder service plan; and (8) performing any other customary services of a transfer agent or dividend-disbursing agent for a registered investment company.

|B-16| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

    Specific accounting services include: (1) monitoring expenses and preparation and updating expense budgets; (2) preparing and filing Forms N-SAR;
(3) preparing financial information for meetings of the Board of Trustees; (4) calculating the net asset value of each Fund and the net asset value per share of each class of shares; (5) calculating total return and other statistical information; (6) calculating dividend amounts available for distribution and notifying transfer agent of authorized dividend rates; (7) preparing financial statements; (8) monitoring portfolio activity; (9) determining the allocation of invoices among Funds and authorizing payment of expenses; (10) maintaining accounting records for each Fund and making appropriate representations in conjunction with audits; (11) preparing federal, state and local tax returns and reports; (12) coordinating review and approval of dividends by management and auditors and portfolio listings to be included in financial statements; and (13) performing any other customary accounting services for a registered investment company.

    Specific administrative services include: (1) preparing materials and minutes for meetings of Board of Trustees, including assistance in presentations to Board of Trustees; (2) providing regulatory compliance advice to the distributor and the Funds regarding sales literature and marketing plans; (3) monitoring portfolio activity; (4) preparing responses to performance questionnaires; (5) preparing semi-annual and annual shareholder reports, and coordinating auditor and management review; (6) filing notices with state securities regulators regarding sales of Fund shares; (7) developing and implementing procedures to monitor and test compliance with regulatory requirements and with Fund investment objective, policies and restrictions; (8) approving dividend rates, distributions, and tax positions; (9) coordinating activities of other service providers; (10) coordinating, preparing, filing and printing of registration statements for the TIAA-CREF Institutional Mutual Funds; (11) preparing management letter and coordinating production of Management Discussion and Analysis with respect to the preparation and printing of shareholder reports; (12) reviewing tax returns; (13) creating and maintaining business records; and (14) performing any other customary administrative services for a registered investment company.

    For the services rendered, the facilities furnished and expenses assumed by Advisors, the Fund pays Advisors at the end of each calendar month a fee for each Fund at the annual rate of 0.31% of net assets of the Fund. The Service Agreement fee is accrued daily at 1/365th of the applicable annual rate. Because the Lifecycle Funds had not commenced operations prior to the date of this SAI, no service fee information is available for any of the Lifecycle Funds.

    The Service Agreement will continue in effect from year to year so long as such continuance is specifically approved for the Lifecycle Fund at least annually by the Board of Trustees, or by the vote of a majority of the outstanding votes attributable to the shares of such Fund. The Service Agreement provides that it may be terminated without penalty, by the Board of Trustees or by vote of a majority of the outstanding votes attributable to the shares of the applicable Fund, or by Advisors, in each case on sixty (60) days' written notice to the other party. The Service Agreement may also be amended as to each Lifecycle Fund by the parties only if such amendment is specifically approved by the Board of Trustees, or by the vote of a majority of the outstanding votes attributable to the shares of such Fund.

UNDERWRITERS

TPIS, 730 Third Avenue, New York, NY 10017-3206, may be considered the "principal underwriter" for the TIAA-CREF Institutional Mutual Funds. TIAA holds all of the shares of Enterprises, which in turn holds all the shares of Advisors and of TPIS. Shares of the TIAA-CREF Institutional Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Institutional Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Institutional Mutual Funds from year to year subject to approval by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services to the TIAA-CREF Institutional Mutual Funds.

CUSTODIAN AND TRANSFER AGENT

JPMorgan Chase Bank ("JPMorgan"), 4 Chase MetroTech Center, Brooklyn, NY 11245, acts as custodian for TIAA-CREF Institutional Mutual Funds. JPMorgan is responsible for the safekeeping of the Funds' portfolio securities.

    Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend paying agent for the Funds.

PERSONAL TRADING POLICY

The TIAA-CREF Institutional Mutual Funds, Advisors and TPIS have adopted codes of ethics under rule 17j-l of the 1940 Act. The codes govern the personal trading activities of certain employees, or "access persons," and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

ABOUT THE TIAA-CREF INSTITUTIONAL
MUTUAL FUNDS AND THE SHARES

TIAA-CREF Institutional Mutual Funds was organized as a Delaware business trust on April 15, 1999. A copy of TIAA-CREF Institutional Mutual Funds' Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware business trust, the TIAA-CREF Institutional Mutual Funds' operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in TIAA-CREF Institutional Mutual Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

CLASS STRUCTURE

The Lifecycle Funds offers only one class of shares, which have the distribution and service fee arrangements described below. The Lifecycle Funds invests in the Institutional Class Shares of the Underlying Funds. Institutional Class shares of the Funds are available for purchase by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries") or other persons, such as state-sponsored tuition savings plans who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares, other affiliates of TIAA-CREF who the TIAA-CREF Institutional Mutual Funds may approve from time to time, such as the Lifecycle Funds. Institutional Class shares of the Underlying Funds are offered without distribution plan or shareholder service plan expenses or fees. All expenses or costs of distributing or promoting the Institutional Class shares are paid by Advisors.

DISTRIBUTION (12b-1) PLAN

The TIAA-CREF Institutional Mutual Funds' Board of Trustees has adopted a Distribution Plan with respect to the shares of each Lifecycle Fund (the

         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-17|

"Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, each Lifecycle Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with the promotion and distribution of its shares. The expenses for which a Lifecycle Fund may reimburse TPIS under the Distribution Plan include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of its shares, and for providing personal and account maintenance services to holders of shares and salaries and other expenses relating to the account servicing efforts. Reimbursements by a Lifecycle Fund under the Distribution Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board of Trustees, provided that no rate approved by the Board of Trustees for any Fund may exceed the annual rate of 0.05% of the average daily net asset value of shares of such Fund. For purposes of determining the reimbursements payable under the Distribution Plan, the NAV of the outstanding shares of a Lifecycle Fund are computed in accordance with the Declaration of Trust.


    The Distribution Plan has been approved by a majority of the trustees, including a majority of the trustees who are not interested persons of the TIAA-CREF Institutional Mutual Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Distribution Plan.

    Pursuant to the Distribution Plan, at least quarterly, TPIS provides the TIAA-CREF Institutional Mutual Funds with a written report of the amounts expended under the Distribution Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

    The Distribution Plan provides that it continues in effect only so long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. The Distribution Plan provides that it may be terminated without penalty with respect to a Lifecycle Fund at any time: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to that Lifecycle Fund's shares. The Distribution Plan further provides that it may not be amended to increase materially the maximum amount of the fees specified therein with respect to a Lifecycle Fund without the approval of a majority of the votes attributable to such Lifecycle Fund's shares. In addition, the Distribution Plan provides that no material amendment to the Distribution Plan will, in any event, be effective unless it is approved by a majority vote of both the trustees and the Independent Trustees of the TIAA-CREF Institutional Mutual Funds. The holders of shares of each Lifecycle Fund have exclusive voting rights with respect to the application of the Distribution Plan to that Lifecycle Fund. In adopting the Distribution Plan, the trustees concluded that, in their judgment, there is a reasonable likelihood that the Distribution Plan will benefit the holders of each Lifecycle Fund.

INDEMNIFICATION OF SHAREHOLDERS

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that TIAA-CREF Institutional Mutual Funds has been organized under the DBTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as TIAA-CREF Institutional Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the TIAA-CREF Institutional Mutual Funds could possibly be subject to personal liability.

    To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of TIAA-CREF Institutional Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by TIAA-CREF Institutional Mutual Funds or its trustees, (ii) provides for the indemnification out of property of the TIAA-CREF Institutional Mutual Funds of any shareholders held personally liable for any obligations of TIAA-CREF Institutional Mutual Funds or any series of TIAA-CREF Institutional Mutual Funds, and (iii) provides that TIAA-CREF Institutional Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of TIAA-CREF Institutional Mutual Funds and satisfy any judgment thereon. Thus, the risk of a TIAA-CREF Institutional Mutual Funds shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) TIAA-CREF Institutional Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of TIAA-CREF Institutional Mutual Funds' business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Institutional Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES

The Declaration of Trust further provides that TIAA-CREF Institutional Mutual Funds shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of TIAA-CREF Institutional Mutual Funds. The Declaration of Trust does not authorize TIAA-CREF Institutional Mutual Funds to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF FUND LIABILITY

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or TIAA-CREF Institutional Mutual Funds. No Fund is liable for the obligations of any other Fund. Since the Lifecycle Funds use a combined Prospectus, however, it is possible that one Lifecycle Fund might become liable for a misstatement or omission in the Prospectus regarding another Lifecycle Fund with which its disclosure is combined. The trustees have considered this factor in approving the use of the combined Prospectus.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

Under the Declaration of Trust, TIAA-CREF Institutional Mutual Funds is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that TIAA-CREF Institutional Mutual Funds will hold shareholders' meetings unless required by law or the Declaration of Trust. TIAA-CREF Institutional Mutual Funds will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the trustees holding office were elected by the shareholders of TIAA-CREF Institutional Mutual Funds. TIAA-CREF Institutional Mutual Funds may also hold special meetings to change fundamental poli-

|B-18| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds cies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who cannot attend to vote by proxy.

    Shares of TIAA-CREF Institutional Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of TIAA-CREF Institutional Mutual Funds may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the net asset value per share of the applicable Fund.

ADDITIONAL FUNDS OR CLASSES

Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically "series" of shares) or "classes" of shares in TIAA-CREF Institutional Mutual Funds without shareholder approval. The establishment of additional Funds or classes would not affect the interests of current shareholders in the existing Funds.

DIVIDENDS AND DISTRIBUTIONS

Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of TIAA-CREF Institutional Mutual Funds as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable.

PRICING OF SHARES

The share price of each Lifecycle Fund and Underlying Fund (except the Money Market Fund) is determined based on the Fund's net asset value, and the assets of each Lifecycle Fund consist primarily of shares of the Underlying Funds. Therefore, the prices of Lifecycle Fund shares are determined based on the net asset values per share of the Underlying Funds. The assets of the each Underlying Fund are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE


Underlying Fund investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:


    EQUITY SECURITIES. Equity securities listed or traded on a national securities exchange are valued based on their sale price on such exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported.

    For securities traded on NASDAQ, the closing price quoted by NASDAQ for that security (either the NASDAQ Official Closing Price or the Closing Cross price) is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices.

    An equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund's net asset value is calculated.


    FOREIGN INVESTMENTS. Underlying Fund investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of other investments held by a Fund or of the Fund's net asset value. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board of Trustees as a whole.


    DEBT SECURITIES. Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices do not accurately reflect the security's fair value.

    Values for money market instruments (other than those in the Money Market
Fund) with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

    All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

    The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-19|

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund's net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

    For example, when a Fund writes a call option, the amount of the premium is included in the Fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

    A premium paid on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

    Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.

TAX STATUS

THE FOLLOWING DISCUSSION OF THE FEDERAL TAX STATUS OF THE FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Fund to elect to be treated as a REGULATED INVESTMENT COMPANY under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a REGULATED INVESTMENT COMPANY each year. If a Fund: (1) continues to qualify as a REGULATED INVESTMENT COMPANY, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (I.E., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

    Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

    A Fund must meet several requirements to maintain its status as a REGULATED INVESTMENT COMPANY. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other REGULATED INVESTMENT COMPANIES, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other REGULATED INVESTMENT COMPANIES), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

    If for any taxable year a Fund fails to qualify as a REGULATED INVESTMENT COMPANY or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

A REGULATED INVESTMENT COMPANY generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a REGULATED INVESTMENT COMPANY fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

CAPITAL LOSS CARRYFORWARDS

To the extent provided in the Code and regulations thereunder, a Fund may carry forward capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

INVESTMENTS IN FOREIGN SECURITIES

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund's assets to be invested within various countries is not now

|B-20| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds known. The Trust intends that each Fund will operate so as to qualify for applicable treaty-reduced rates of tax.


    If a Fund qualifies as a REGULATED INVESTMENT COMPANY under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a Fund, the Trust will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.


    If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

    Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a REGULATED INVESTMENT COMPANY, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a REGULATED INVESTMENT COMPANY, the Trust seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund's books and records when the Fund acquires any option, futures contract or hedged investment.

    The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

THE FOLLOWING DISCUSSION OF CERTAIN FEDERAL INCOME TAX ISSUES OF SHAREHOLDERS OF THE FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION. THE FOLLOWING DISCUSSION RELATES SOLELY TO U.S. FEDERAL INCOME TAX LAW AS APPLICABLE TO U.S. TAXPAYERS (E.G., U.S. RESIDENTS AND U.S. DOMESTIC CORPORATIONS, PARTNERSHIPS, TRUSTS OR ESTATES). THE DISCUSSION DOES NOT ADDRESS SPECIAL TAX RULES APPLICABLE TO CERTAIN CLASSES OF INVESTORS, SUCH AS QUALIFIED RETIREMENT ACCOUNTS OR TRUSTS, TAX-EXEMPT ENTITIES, INSURANCE COMPANIES, BANKS AND OTHER FINANCIAL INSTITUTIONS OR TO NON-U.S. TAXPAYERS. DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND OWNERSHIP OF OR GAINS REALIZED ON THE REDEMPTION (INCLUDING AN EXCHANGE) OF THE SHARES OF A FUND MAY ALSO BE SUBJECT TO STATE, LOCAL AND FOREIGN TAXES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF OWNERSHIP OF SHARES OF, AND RECEIPT OF DISTRIBUTIONS FROM, THE FUNDS IN THEIR PARTICULAR CIRCUMSTANCES.

DISTRIBUTIONS

Distributions of a Fund's investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund's net capital gain properly designated by a Fund as "capital gain dividends" is taxable to a shareholder as long-term capital gain regardless of a shareholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

    At the Trust's option, the Trust may cause a Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund

         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-21| pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his, her or its shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Trust chooses this option on behalf of a Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

    Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

BUYING A DIVIDEND

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME


Individual shareholders may be eligible to treat a portion of a Fund's ordinary income dividends as "qualified dividend income" that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. The Trust must designate the portion of any distributions by a Fund that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund.


DIVIDENDS-RECEIVED DEDUCTION

The Trust's ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

GAINS AND LOSSES ON REDEMPTIONS

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

    In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance

|B-22| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

LONG-TERM CAPITAL GAINS

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 5% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

DEDUCTION OF CAPITAL LOSSES

Non-corporate shareholders with net capital losses for a year (I.E., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

REPORTS TO SHAREHOLDERS

The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS.

BACKUP WITHHOLDING

The Trust may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions payable to: (1) any shareholder who fails to furnish the Trust with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer's regular federal income tax liability if appropriate information is provided to the IRS.

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408
(IRAs), are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions. Shareholders invested through such accounts should consult their tax adviser or Services for more information.

BROKERAGE ALLOCATION

Each Lifecycle Fund will purchase and sell the principal portion of its portfolio securities (I.E., shares of the Underlying Funds) by dealing directly with the issuer--the Underlying Funds. As such, the Lifecycle Funds incur no brokerage commissions.

    Advisors is responsible for decisions to buy and sell securities for the Underlying Funds as well as for selecting brokers and, where applicable negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of an Underlying Fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

    Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

    Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Underlying Funds and its other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.

    Research or services obtained for one Underlying Fund may be used by Advisors in managing other Underlying Funds. If such research or services are obtained for cash and not through the allocation of brokerage commissions, the expenses incurred will be allocated equitably consistent with Advisors' fiduciary duty to the other Underlying Funds. Research or services obtained for TIAA-CREF Institutional Mutual Funds also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. If such research or services are obtained for cash, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the TIAA-CREF Institutional Mutual Funds.

    Information about the amounts of commissions paid by the Underlying Funds is included in the SAI for the Underlying Funds.

         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-23|

LEGAL MATTERS

All matters of applicable state law pertaining to the Funds have been passed upon by George W. Madison, Executive Vice President and General Counsel of the TIAA-CREF Institutional Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP of Washington, D.C.

FINANCIAL STATEMENTS


As the Lifecycle Funds are new, we have not included financial statements for those fund series.



APPENDIX A
----------
TIAA-CREF Policy Statement on Corporate Governance

INTRODUCTION

Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is a long-term investor in the U.S. and international equity markets. We recognize that the development, vitality and integrity of public corporations are critical to the strength of TIAA-CREF's investments and to the country's overall economy and society. We believe that sound corporate governance contributes significantly to long-term corporate performance. Accordingly, we conceive our fiduciary responsibility to our shareholders and participants to require that we be advocates for better corporate governance--both as a means to improve long-term value for our participants and to foster the investor confidence necessary for the long-term viability of the free market system.

    TIAA-CREF's views on corporate governance are founded on our conviction that good corporate governance should maintain the appropriate balance between the rights of shareholders--the owners of the corporations--and the needs of the board and management to direct and manage effectively the corporation's affairs. A sound governance structure should reinforce a culture of corporate integrity, contribute to the identification and pursuit of long-term strategic goals of growth and profit and, most importantly, ensure continuity of strong leadership. At the same time, it should provide an active and vigilant line of defense against breaches of integrity and abuses of authority.

    This Policy Statement sets forth our views as to what good corporate governance means in an ever-changing economic environment and presents our voting guidelines on major proxy issues. We expect that the statement will serve as a basis for dialogue with boards of directors and senior managers, with the objectives of improving corporate governance practices and increasing long-term shareholder value.

    This is the fourth edition of this document, which is revised periodically by the Corporate Governance and Social Responsibility Committees of the TIAA-CREF boards. We note that this revision reflects our reaction to recent major corporate governance failures and market dysfunction and to the regulatory and legislative responses they provoked. New reforms, including the Sarbanes-Oxley legislation and the amended listing requirements of the major U.S. exchanges, have materially affected the market place and investor expectations. These reforms have served to codify into law and regulation many principles and policies that TIAA-CREF has long endorsed--a development our participation in the regulatory process helped to produce.

    This statement reflects recent experience and strengthens and clarifies our corporate governance principles, to make them more useful to corporate managements, boards of directors, other shareholders and market participants. We place particular priority on three areas that were generally recognized as sources of significant and continuing corporate governance deficiencies: 1) the failure of boards of directors to play their required oversight role; 2) the failure of some professional advisors, including public accountants, law firms, investment bankers and consultants, to discharge their responsibilities properly, and 3) the failure of many investors, particularly institutional investors, to exercise effectively their rights and responsibilities or even to be heard on matters of corporate governance importantly affecting them. Our new policy initiatives reinforce and supplement the reforms announced to date and help to ensure that the spirit of these reforms is incorporated into practice.

|B-24| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

    Although many of the specifics in this statement relate principally to companies incorporated in the United States, the broad principles apply to all public corporations in which TIAA-CREF might invest. TIAA-CREF's portfolio has been diversified internationally for many years, and we have played a significant role in efforts to improve global standards of corporate governance. We will continue to promote principles and practices of good corporate governance outside the United States, as explained in the section on global standards.

THE BOARD OF DIRECTORS

The primary responsibility of the board of directors is to foster the long-term success of the corporation, consistent with its fiduciary responsibility to shareholders and its obligations to regulators. To carry out this responsibility, the board must ensure that it is independent and accountable to shareholders and must exert authority for the continuity of executive leadership with proper vision and values. The board is singularly responsible for the selection and evaluation of the corporation's chief executive officer and included in that evaluation is assurance as to the quality of senior management. The board should also be responsible for the review and approval of the corporation's long-term strategy, the assurance of the corporation's financial integrity, and the development of equity and compensation policies that motivate management to achieve and sustain superior long-term performance.

    The board should put in place structures and processes that enable it to carry out these responsibilities effectively. Certain issues may be delegated appropriately to committees, including the audit, compensation and corporate governance/nominating committees, to develop recommendations to bring to the full board. Nevertheless, the board maintains overall responsibility for the work of the committees and the long-term success of the corporation.

    TIAA-CREF puts major focus on the quality of the board of directors. Accordingly, while we normally vote for the board's nominees, we will vote for alternative candidates when our analysis indicates that those candidates will better represent shareholder interests. We will withhold our vote from unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. We also will withhold our vote from unopposed directors when the board as a whole has acted contrary to legitimate shareholder concerns.

A. BOARD MEMBERSHIP

    1. DIRECTOR INDEPENDENCE. The Board should be comprised of a substantial majority of independent directors. This is a prime example of a principle long espoused by TIAA-CREF and now accepted by mainstream boards and senior managements. Going forward, TIAA-CREF will focus on how company boards interpret and implement the new exchange listing requirements as reflected by their actions and corporate governance positions and will encourage board practices that promote a spirit and culture of true independence and vitality.

    More specifically, the definition of independence should extend beyond that incorporated in amended listing standards of the exchanges. We believe independence means that a director and his or her immediate family have no present or former employment with the company, nor any substantial connection of a personal or financial nature (other than equity in the company or equivalent stake) to the company or its management that could in fact or in appearance compromise the director's objectivity and loyalty to shareholders. To be independent, the director must not provide, or be affiliated with any organization that provides goods or services for the company if a reasonable, disinterested observer could consider the relationship substantial.

    True independence depends upon these and other factors that may not be readily discerned by shareholders. In view of the importance of independence, non-management directors should evaluate the independence of each of their fellow directors based on all information available to them and should disclose to shareholders how they determine that directors are capable of acting independently.

    2. DIRECTOR QUALIFICATIONS. The board should be comprised of individuals who can contribute business judgment to board deliberations and decisions, based on their experience in relevant business, management disciplines or other professional life. Directors should reflect a diversity of background and experience, and at least one director should qualify as a financial expert for service on the audit committee. Each director should be prepared to devote substantial time and effort to board duties, taking into account other executive responsibilities and board memberships.

    3. BOARD ALIGNMENT WITH SHAREHOLDERS. Directors should have a direct, personal and material investment in the common shares of the company so as to align their attitudes and interests with those of public shareholders. The definition of a material investment will vary depending on directors' individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation; their use is less aligned with the interests of long-term equity owners than other forms of equity.

    4. DIRECTOR EDUCATION. Directors should continuously take steps through director education to improve their competence and understanding of their roles and responsibilities and to deepen their exposure to the company's businesses, operations and management. The company should disclose whether directors are participating in such programs. New directors should receive comprehensive orientation, and all directors should receive periodic updates concerning their responsibilities or participate in periodic director education programs. Companies may develop and conduct such programs internally and may encourage directors to participate in independent programs available for director education through universities and organizations with a history of providing excellent education.

    5. DISCLOSURE OF ANY MONETARY ARRANGEMENTS. The Board should approve and disclose to shareholders any monetary arrangements with directors for services outside normal board activities.

B. BOARD RESPONSIBILITIES

    1. FIDUCIARY OVERSIGHT. The board must exercise its fiduciary responsibilities in the best interests of the corporation and its shareholders. In addition to ensuring that corporate resources are used only for appropriate business purposes, the board should be a model of integrity and inspire a culture of high ethical standards. The board should mandate strong internal controls, avoid board member conflicts of interest, and promote fiscal accountability and compliance with all applicable laws and regulations. The board should develop a clear and meaningful set of governance principles and disclose them to shareholders on the company's website, as well as in the annual report or proxy statement. The board also should develop procedures that require that it be informed of violations of corporate standards. Finally, through the audit committee, the board should be directly engaged in the selection and oversight of the corporation's external audit firm.

    2. CEO SELECTION AND SUCCESSION PLANNING. The development, selection and evaluation of executive leadership are among the most important decisions the board will make. Continuity of strong executive leadership with proper values is critical to corporate success. Under such leadership, companies have the best opportunity to succeed and benefit shareholders. Indifferent or weak leadership over time allows the best of business positions to erode and a company's fortunes to decline. To ensure the long-term

         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-25| success of the company and its shareholders, it is imperative that the board develop, select and support strong corporate leadership.

    This process depends upon a thorough and effective management development and succession plan, and a sound evaluation process. The succession plan should identify high-potential executives and provide them with career development opportunities to advance in increasingly responsible positions. A thoughtful and deliberate succession plan will result in a pool of senior managers who have the experience and demonstrated capabilities to succeed as the Chief Executive Officer.

    The evaluation process should be ongoing and should reflect a clear understanding between the board and the CEO regarding the corporation's expected performance, including specific objectives and measures for CEO performance.

    3. STRATEGIC PLANNING. The board should review the company's strategic plan at least annually. The strategic allocation of corporate resources to each of the company's businesses is critical to its future success. Strategic plan reviews should include assessments of a) markets, products and customers for each major business segment; b) competitive strengths and weaknesses of the company; c) opportunities and threats confronting the company; d) key success factors and other elements necessary to maintain a competitive advantage; e) human resource management issues; and f) a projection of the firm's financial resources, which ensures flexibility and includes sufficient availability of capital needed to achieve its strategic objectives.

    4. EQUITY POLICY. The board should develop an equity policy that reflects its broad philosophy regarding the proportion of stock that the company intends to be available for executive compensation and communicate that policy to shareholders. The board should establish limits on the number of shares to be available for option programs, as measured by potential dilution, and should disclose the terms of those programs. As equity-based compensation has become an increasingly important part of executive compensation, it has claimed an increasingly larger share of the equity base of the corporation--in many cases far more than shareholders would have approved or the board may have intended. A well-designed equity policy will help to prevent such results and ensure that compensation is appropriately linked to both corporate performance and corporate resources.

C. BOARD STRUCTURE AND PROCESSES

    1. ROLE OF THE CHAIRMAN. The board should organize its functions and conduct its business in a manner that enables it to carry out its responsibilities consistent with good governance principles. Thus, it should ensure that it is the focal point for accountability of the CEO and management of the company. In the absence of special circumstances, we would leave to the discretion of the board whether to separate the positions of CEO and chairman. However, when the board chooses not to separate the positions, it should designate a lead or presiding director who would preside over executive sessions of independent directors and, if the board determines it to be appropriate, would participate actively in the preparation of board agendas. The board should encourage full discussion of all issues before the board and provide appropriate resources for board members so that they may prepare for meetings.

    2. COMMITTEE STRUCTURE. The board should delegate certain functions to committees. Under new regulations, three key committees must be comprised exclusively of independent directors: the audit committee, the compensation committee, and the corporate governance/nominating committee. The new requirements have also greatly expanded the responsibilities and necessary competencies of audit committee members. The credibility of the corporation will depend in part on the vigorous demonstration of independence by the committees and their chairs. Committees should have the right to retain and evaluate outside consultants and to communicate directly with staff below the senior level.

    The committees should report back to the board on important issues they have considered and upon which they have taken action. The audit, compensation and corporate governance/ nominating committees should meet in executive session on a regular basis with inclusion of management personnel, if appropriate because of issues under discussion, and also without such personnel being present. If the company receives a shareholder proposal, the committee most appropriate to consider the matter should review the proposal and the management response to it. Each committee should create and disclose to shareholders a clear and meaningful charter specifying its role and responsibilities, including the following:

o   AUDIT COMMITTEE

    The audit committee plays a critical role in ensuring the corporation's financial integrity and consideration of legal and compliance issues. It represents the intersection of the board, management, independent auditors, and internal auditors, and it has sole authority to hire and fire the corporation's independent auditors. When selecting auditors, the committee should consider the outside firm's independence. The committee should ensure that the firm's independence is not compromised by the provision of non-audit services. The committee should establish limitations on the type and amount of such services that the audit firm can provide. The committee should also consider imposing limitations on the corporation's ability to hire staff from the audit firm and requiring periodic rotation of the outside audit firm.

    In addition to selecting the independent auditors and ensuring the quality and integrity of the company's financial statements, the audit committee is responsible for the adequacy and effectiveness of the company's internal controls and the effectiveness of management's process to monitor and manage business risks facing the company. The committee should establish a means by which employees can communicate directly with committee members and should ensure that the company develops, and is in compliance with, ethics policies and legal and regulatory requirements.

o   COMPENSATION COMMITTEE

    Executive compensation practices provide a window into the effectiveness of the board. Through the compensation committee, the board should implement rational compensation practices that respond to the company's equity policy, including conditional forms of compensation that motivate managers to achieve performance that is better than that of a peer group. They should not be driven by accounting treatment or the pursuit of short-term share price results. Compensation should reward only the creation of genuine and sustainable value. With shareholders' interest and fairness in mind, the committee should develop policies and practices regarding cash pay, the role of equity-based compensation, fringe benefits and senior management employment contracts, severance and payments after change of control. All policies should be disclosed to shareholders upon adoption by the full board. As described later in this statement, TIAA-CREF has developed guidelines for the specific components of executive compensation.

o   CORPORATE GOVERNANCE/NOMINATING COMMITTEE

    The corporate governance/nominating committee is responsible for ensuring that the corporation has an engaged and vital board of directors. The committee should be charged to make recommendations related to the preparation of corporate governance principles; director qualifications and compensation; board and committee size, structure, composition and leadership; board and committee effectiveness; and director independence evaluation and director retirement policy. It should also be responsible for succession planning. The committee should also consider how new regulatory requirements affecting corporate governance should change company practices.

|B-26| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

    3. EXECUTIVE SESSIONS. The board should hold routinely scheduled executive sessions at which management, including the CEO, is not present. These meetings should help to facilitate a culture of independence, providing directors with an opportunity to engage in open discussion of issues that might otherwise be inhibited by the presence of the CEO or management. Executive sessions should also be used to evaluate CEO performance and discuss CEO compensation.

    4. BOARD EVALUATION. The board should conduct regular evaluations of its performance and that of its key committees. Such evaluations should be designed to improve the board's effectiveness and enhance its engagement and vitality. They should be based on criteria defined in the board's governance principles and its committee charters and should include a review of the skills, experience and contributions represented in the boardroom. In addition to director orientation and education, the board should consider other ways to improve director performance, including individual director performance evaluations.

    5. ANNUAL ELECTIONS. All directors should stand for annual election to the board. A classified board structure at a public company can be a significant impediment to a free market for corporate control, particularly in combination with other takeover defenses, such as a "poison pill" shareholder rights plan. Moreover, a classified board structure can restrict a board's ability to remove expeditiously an ineffective director.

    6. BOARD SCHEDULE AND MEETING AGENDAS. The board should establish schedules and agendas for the full board and its committees that anticipate business "rhythms" and normal recurring agenda items. They should specify the dates of meetings and subjects to be covered at each meeting and should ensure that all relevant materials are provided to members well before each meeting. This will enable directors to be prepared and vigorously engaged in meetings and the staff to be prepared to respond to the needs and concerns of the board and its committees. Meeting agendas should allow sufficient time to discuss important issues thoroughly.

    7. INDEMNIFICATION AND LIABILITY. Directors should be held accountable to the shareholders and the corporation for willful or gross negligence of their duty of loyalty and their duty of care and should not obtain insurance for these types of conduct. Exclusive of this, the corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors.

    8. BOARD SIZE. The board should be large enough to allow key committees to be staffed with independent directors but small enough to allow all views to be heard and to encourage the active participation of all members.

    9. DIRECTOR RETIREMENT POLICY. Although TIAA-CREF does not support arbitrary limitations on the length of director service, we believe the board should establish a director retirement policy. A fixed director retirement policy will contribute to board vitality.

SHAREHOLDER RIGHTS AND RESPONSIBILITIES

As owners of the corporation, shareholders have a unique relationship to the board and management. Unlike other groups that do business with the corporation (e.g., customers, suppliers, lenders and labor), common stock shareholders do not and cannot have contractual protection of their interests. Instead, they must rely on the board of directors, whom they elect, and on their right to vote at shareholder meetings. To protect their long-term economic interests, shareholders have a responsibility to monitor the conduct of the board of directors and exercise their voting rights by casting thoughtful and informed proxy votes that enhance the financial interests of their investors. In view of the importance of the board of directors, shareholders should withhold votes from unopposed directors where the individual or the board as a whole has acted contrary to legitimate shareholder concerns.

    Although the proxy vote is the key mechanism by which shareholders play a role in the governance of the corporation, it is appropriate for institutional investors that are entrusted with the investment funds of others to be active shareholders and promote more effective corporate governance in the companies in which they invest. Institutional investors should also ensure that their own internal corporate governance practices meet high standards of accountability, transparency and fiduciary responsibility.

    TIAA-CREF votes its proxies in accordance with the following principles, which are intended to promote shareholder rights and enhance shareholder value:

1. EACH DIRECTOR REPRESENTS ALL SHAREHOLDERS. Shareholders should have the right to expect that each director is acting in the interests of all shareholders and not the interest of a dominant shareholder or a particular stakeholder.

2. ONE SHARE-ONE VOTE. Shareholders should have the right to a vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or "super" voting rights, nor should it give itself the discretion to cap voting rights or reduce the proportional impact of larger shareholdings.

3. CONFIDENTIAL VOTING. Shareholders should be able to cast proxy votes in a confidential manner to a proxy tabulator independent of management, except in circumstances of a contest for control. Confidential voting protects shareholders from undue influences in making voting decisions.

4. MAJORITY REQUIREMENTS. Shareholders should have the right to approve matters submitted for their consideration with a simple majority of the shares voted. The board should not impose super-majority voting requirements, except if necessary to protect the interests of minority stockholders where there is a single dominant shareholder.

5. ABSTENTION VOTES. Shareholder votes cast "for" or "against" a proposal should be the only votes counted. Votes cast to abstain should not be counted, except for purposes of determining whether a quorum requirement is met.

6. AUTHORIZATION OF STOCK. Shareholders should have the right to approve increases in the authorized number of common shares. Shareholders should ensure that such increases are intended for a valid corporate purpose and are not to be used in a manner inconsistent with shareholder interests; for example, as in an excessively generous equity compensation plan.

7. FAIR PRICE PROVISIONS. All shareholders should receive equal financial treatment. TIAA-CREF supports "fair price" provisions and measures to limit the corporation's ability to buy back shares from a particular shareholder at higher-than-market prices. Similarly, we support the elimination of pre-emptive rights, which can impede a corporation's ability to raise capital efficiently. Exceptions may be made in those cases where an independent analysis indicates that such rights have a distinct value to shareholders, as they sometimes do in jurisdictions outside the United States.

8. ANTI-TAKEOVER PROVISIONS. Shareholders should have the right to approve any action that alters the fundamental relationship between the shareholders and the board. Companies should make a compelling case prior to adopting shareholder rights plans ("poison pills") and other anti-takeover measures, articulating their potential benefits to shareholders. We believe that any anti-takeover measure should have reasonably short expiration periods of no longer than three years. We strongly oppose anti-takeover provisions that contain "continuing director" or "deferred redemption" provisions that seek to limit the discretion of a future board to redeem the plan.

Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-27|

9. INCORPORATION SITE. Shareholder interests should be protected, regardless of the corporation's domicile. Many jurisdictions have adopted statutes that protect companies from unfriendly takeovers, in some cases through laws that obscure or dilute directors' fiduciary obligations to shareholders. TIAA-CREF will not support reincorporations to a new domicile if we believe the motivation is to take advantage of laws or judicial interpretations that reduce shareholder rights. We encourage boards to opt out of coverage under local laws mandating special anti-takeover protection.

10. SHAREHOLDER ACCESS TO THE BOARD. Shareholders should have the ability to communicate effectively with the board of directors. Formal procedures should be created to enable shareholders to communicate their views and concerns directly to board members. The board of directors is responsible for representing shareholders' interests. When the board fails to fulfill its governance responsibilities, shareholders should consider other means to ensure board responsiveness, including challenges to the current board.

11. BUNDLED ISSUES. Shareholders should have the right to vote on separate and distinct issues. The board should not combine disparate issues and present them for a single vote.

EXECUTIVE COMPENSATION

As described earlier, the board is responsible for ensuring that a compensation program is in place which will attract, retain and motivate strong management and which complies with the board's equity policy. TIAA-CREF believes that aligning the rewards of employees with those of shareholders will enhance the long-term performance of the corporation, and compensation programs that are based on performance can play the critical role in this alignment. Thus, TIAA-CREF encourages the board to work with consultants who are independent of management to develop carefully designed cash pay, stock-based compensation and fringe benefit programs that are clearly understood by management and shareholders, and based on the following principles:

1. Compensation plans should be reasonable and fair by prevailing industry standards and able to withstand the critical scrutiny of investors, employees and the public at large.

2. Compensation plans should be understandable and appropriate to the corporation's size, complexity and performance.

3. Disclosure to shareholders about executive compensation should be full and complete and should be adequate to enable a reasonably sophisticated investor to evaluate and assess the total compensation package as well as particular elements.

4. In setting compensation levels and incentive opportunities, the board should consider the individual's experience, expertise, responsibilities and goals and objectives, in addition to overall corporate performance. The board should also consider comparative industry pay levels. However, surveys should be considered cautiously. Surveys that appear to call for stock option use inconsistent with the board's equity policy or clearly in excess of levels that can be explained to shareholders should be disregarded.

5. Compensation plans should encourage employees to achieve performance objectives and in so doing, create long-term shareholder value subject to appropriate consideration of the firm's reputation, integrity and ethical standards.

6. Compensation plans should be objectively linked to appropriate parameters of company performance, such as earnings, return on capital or other relevant financial or operational measures that are within the control of the executives who will receive the pay. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

A. EQUITY-BASED COMPENSATION

Shareholder interests are greatly affected by equity-based compensation plans. Equity-based compensation can be a critical element of compensation and can provide the greatest opportunity for the creation of wealth for managers whose efforts contribute to the creation of value for shareholders. Thus, equity-based compensation plans can offer the greatest incentives. At the same time, they can offer significant incentives for abuse. There is a need for regulatory organizations to require realistic accounting of the cost of equity-based plans to the company so as to eliminate the excesses that have diminished the usefulness of these plans to shareholders. As a matter of public policy, TIAA-CREF strongly advocates comprehensive disclosure and realistic accounting of equity-based plans, with the cost charged to the income statement. Further, we urge companies to consider the following principles when developing equity-based compensation plans:

1. The use of equity in compensation programs should be limited by the equity policy developed by the board of directors.

2. Equity-based plans should fully disclose the size of grants, potential value to recipients, cost to the company, and plan provisions that could have a material impact on the number and value of shares distributed. Disclosure should also include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company's stock price.

3. All plans that provide for the distribution of stock or stock options to employees and/or directors should be submitted to shareholders for approval.

4. Equity-based plans should emphasize restricted stock awards. Restricted stock more closely aligns the interests of executives with shareholders (as opposed to option grants), and the value to the recipient and cost to the corporation can be determined easily and tracked continuously.

5. Equity-based plans should make judicious use of stock option grants. When used in excess, option grants can provide management with incentives to promote the company's stock price without necessarily improving its performance or long-term value. When stock options are awarded, a company should develop plans for performance-based options, which set performance hurdles to achieve vesting; premium options, with vesting dependent on attainment of a pre-determined appreciation of stock; and/or indexed options, with a strike price tied to an index. Accounting rules should provide a "level playing field" for consideration of these alternatives; fixed-price options should not receive more favorable accounting treatment. Companies should also require that stock obtained through exercise of options be held for substantial periods of time, apart from sales permitted to meet tax liabilities produced by such exercise.

6. Equity-based plans should specifically prohibit or severely restrict "mega grants," which are grants of stock options of a value, at the time of grant, greater than a reasonable and explainable multiple of the recipient's total cash compensation.

7. Equity-based plans should prohibit the issuance of stock or stock options that are timed to take advantage of non-public information with significant short-term implications for the stock price.

B. FRINGE BENEFITS AND SEVERANCE AGREEMENTS

Fringe benefits are an important component of the compensation plan and can have a significant impact on shareholders. They can be extremely complex, with high potential for unintended and unearned value transfer to management, and with unanticipated cost to the company. When developing fringe benefit plans, the board should be guided by the same principles of disclosure, reasonableness and fairness that guide development of other compensation plan components.

|B-28| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds
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    More specifically, pension plans and executive contracts provide opportunities for earnings transfer and corporate liabilities that must be carefully controlled. Executive pension plans should provide for retirement income formulas that are comparable (as a percentage of final average pay) to that of employees throughout the organization. Supplemental executive retirement plans (SERPs) may be used to supplement "qualified" pension entitlement to allow this total to be achieved; however, SERPs should not be used to enhance retirement benefits beyond that which is reasonable. The following principles should guide the development of SERPs:

1. The eligibility requirements and terms of all SERPs should be fully disclosed.

2. The value of the supplemental payment to which each eligible proxy-level executive is entitled should be estimated and disclosed.

3. "Constructive credit" should be used to replicate full service credit not exceed it.

4. Lump-sum distributions of the SERPs should be allowed; the discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

5. The total cost of all supplemental plan obligations should be estimated and disclosed.

    Executive contracts and their costs also should be disclosed. Although they can be of substantial value to the corporation and its shareholders, they generally include severance arrangements that may produce substantial continuing obligations that go beyond reasonable parameters. Companies should not provide excessive perquisites during employment or in the post-retirement period. Severance arrangements should not provide contractual payments to executives who are terminated for misconduct, gross mismanagement or other reasons constituting a "for cause" termination. As in other areas, reasonableness, competitive practice, and full disclosure are requirements, and such contracts should protect the interests of the company as well as the executive.

ROLE OF INDEPENDENT ADVISORS

Independent advisors, including public accountants, law firms, investment bankers and consultants can be critical to the effectiveness of corporate governance and enhance the legal and regulatory compliance of the corporate client. The role of advisors and how they perform their professional responsibilities can also leave an indelible mark on a corporation's public reputation. Accordingly, advisors should provide advice and support in the best interests of the corporate client as a whole and avoid any actual or appearance of conflict of interest or undue influence of senior management. Such advisors should not provide their professional skills and expertise to enable clients to engage in transactions or corporate practices that are primarily designed for the purpose of obscuring or disguising financial condition or to mislead the market in other material ways. If advisors reasonably understand that their professional engagement and advice is being misused for these purposes, they should seek to bring such matters to the attention of the independent directors.

    If advisors are not reasonably satisfied that an appropriate response is forthcoming from the company, they should withdraw from the engagement and, if permitted by the advisor's applicable rules of professional conduct, they should bring the matter to the attention of the appropriate regulator.

GOVERNANCE OF COMPANIES DOMICILED OUTSIDE THE UNITED STATES

Investment opportunities are increasingly spread around the globe, and in fact, the modern corporation is increasingly delocalized in its own operations and even its legal organization. Thus, the interplay of different laws, standards, and customary practices must be increasingly considered in evaluating the governance risks posed by any investment. Not every country should--or will--adopt common, "one-size-fits-all" codes of practice. Legal systems will continue to differ. This makes it all the more crucial to identify where differences in practice may lead to a significant departure from what most would agree are desirable corporate governance principles.

    As the policy statements of international bodies (e.g., the International Corporate Governance Network, the Organization for Economic Cooperation and Development, and various advisory panels to the European Union) attest, there is widespread and growing agreement on many of the principles of corporate governance. But substantial resistance to certain of them still remains, such as the desirability of a market for corporate control, fair treatment of minority shareholders, and the accountability of directors to shareholders. TIAA-CREF will continue to be an active participant in the dialogue on these matters, meeting regularly with governments, shareholders, managers, regulators and exchange officials.

    TIAA-CREF appreciates that our governance initiatives are most effective when taken in conjunction with significant institutions in a company's country of origin. We also recognize the importance of understanding how other countries' practices and structures of ownership may operate differently from a U.S. model.

    As a concerned and responsible investor, TIAA-CREF votes its shares whenever possible. In accordance with this policy, we have a proxy voting group that is familiar with the voting procedures in every country in which we invest, and custodial arrangements which provide for such voting around the world. We try to identify, address and improve on mechanisms in other markets that produce impediments to effective foreign shareholder voting.

    TIAA-CREF believes that it is incumbent upon any major public company, and particularly upon those that avail themselves of international capital markets, to take all reasonable steps to ensure that foreign shareholders can vote knowledgeably on issues of shareholder concern. To this end, we believe that our portfolio companies should:

1. Publish full proxy materials in at least one widely-read international language of importance to their body of foreign shareholders (most often this will be English).

2. Distribute such materials in a timely fashion so that international investors can make informed voting decisions and have sufficient time for the many extra steps normally entailed in voting shares from overseas.

3. Not encumber the voting process with additional requirements and procedures so that it is more difficult for a foreign shareholder to vote shares than for one resident in the country of origin.

4. Seek to ameliorate or eliminate particular practices such as the blocking of shares for a specified time before the shareholders' meeting, which serve as a deterrent to share voting.

5. Confirm, if possible, that a given shareholders' vote has been received, and describe how that vote was recorded.

6. Permit qualified institutional investors such as TIAA-CREF to participate in share exchanges and rights offerings on an equal basis with other investors.

SOCIAL RESPONSIBILITY ISSUES

TIAA-CREF believes that building long-term shareholder value is consistent with directors' giving careful consideration to issues of social responsibility and the common good. We recognize that efforts to promote good corporate citizenship may serve to enhance a company's reputation and long-term economic performance, and we encourage boards of both U.S. and international companies to adopt policies and practices that promote corporate citizenship and establish open channels of communication with shareholders, employees, customers, suppliers and the larger community. In particular, we believe

         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-29| that the following concerns should be among the issues that companies address:

o   The environmental impact of the corporation's operations and products.

o   Equal employment opportunities for all segments of the population.

o   Employee training and development.

o Evaluation of corporate actions to ensure that these actions do not negatively affect the common good of the corporation's communities and its constituencies.

    In developing our proxy voting guidelines for social issues, we seek to balance fiduciary responsibility with a commitment to corporate social responsibility and a belief that companies should be allowed flexibility in dealing with these issues. We will evaluate whether or not a resolution is practical and reasonable when it seeks action on the part of a corporation, and whether or not the shareholder resolution process is the appropriate forum for addressing the issues raised by proponents. We may be sympathetic to the concerns raised by proponents but may not believe that the actions requested of the corporation provide an effective remedy for those issues. In such instances, TIAA-CREF will vote to abstain.

    This approach to proxy voting is applied to a wide array of social issues. Our guidelines for voting on some of the more frequent issues are as follows:

ENVIRONMENTAL RESOLUTIONS

    TIAA-CREF generally will support resolutions that request reasonable disclosure about the environmental impact of a corporation's operations and products. TIAA-CREF generally will not support proposals that would require companies to take highly specific actions or adopt very specific policies aimed at improving the environment. Exceptions may be made in cases where companies have extremely poor environmental records.

HUMAN RIGHTS RESOLUTIONS

    TIAA-CREF generally will support resolutions that request reasonable reports concerning company activities in countries with records of repression of human rights. TIAA-CREF generally will not support resolutions that would mandate that a company take specific actions (such as withdrawing from a country) for the sole purpose of promoting a particular agenda.

TOBACCO-RELATED RESOLUTIONS

    TIAA-CREF generally will support proposals that call for increased disclosure about the risks of tobacco use and those that aim to reduce youth access to and use of tobacco products. TIAA-CREF generally will not support proposals that would require investment or divestment of a company's assets and/or pension funds. We believe that each participant should have the choice of whether or not to invest in an account that uses non-financial criteria for its investment program.

LABOR ISSUES RESOLUTIONS

    TIAA-CREF generally will support proposals that call for a company to increase the diversity of its workforce and implement non-discrimination policies.

    TIAA-CREF will consider on a case-by-case basis proposals concerning labor policies and practices. TIAA-CREF generally will support proposals that include reasonable requests and concern companies or countries where demonstrably egregious repression of human rights is found.

DIALOGUE BETWEEN TIAA-CREF AND COMPANIES

TIAA-CREF believes that its policies on corporate governance should be shaped and allowed to evolve in collaboration with the companies in which it invests. Accordingly, we will continue to take the following steps, which have proven valuable in the past:

a) provide copies of this Policy Statement and subsequent editions to companies in which we invest and suggest that the companies distribute the Statement to all executive officers and directors; b) periodically seek suggestions from companies and knowledgeable observers for ways to improve our guidelines and to make them more useful to directors and senior management;
    c) arrange for occasional informal opportunities for company directors, managers, and TIAA-CREF managers to review the guidelines in the Policy Statement; and d) send copies of the Policy Statement to other large institutional investors and appropriate organizations, make them available upon request, and publish them for TIAA-CREF participants and participating institutions to review and offer suggestions for change.

    We also communicate directly with companies where we perceive shortcomings in governance structure or policies. We engage in confidential discussions with board members and senior executives of the companies to explain our concerns and gain insights to their company. Our aim is to resolve privately any differences we may have. When these discussions fail to persuade us that management is responsive to shareholder interests, we may file shareholder proposals to build support for necessary change.

APPENDIX

GUIDELINES FOR ASSESSING COMPENSATION PLANS

   EQUITY-BASED AWARD COMPENSATION


    When voting on equity-based compensation plans, TIAA-CREF will consider the following elements of the plan:


A.  POTENTIAL DILUTION FROM STOCK-BASED PLANS


    RED FLAG: Total potential dilution from existing and proposed compensation plans exceeds 15% over duration of plan(s) or 2% in any one year.

    OVERRIDE: Increase threshold to 25% for plans proposed by companies in human-capital-intensive industries in which coverage extends through at least middle management levels. Increase threshold to 20% for firms at the lower range of market equity capitalization.

    COMMENT: The override conditions are each designed to address a specific consideration. The first addresses the needs of human-capital-intensive industries where generous stock-based grants may be necessary to attract and retain personnel and where significant contributions are made by individuals outside the ranks of senior management. The second override addresses the need to provide compensation with sufficient value at lower capitalization firms, since a given level of dilution has a lower economic value in a firm with lower market capitalization.


B.  EXCESSIVE RUN RATE FROM ACTUAL GRANTS


    RED FLAG: In the most recent three years, potential dilution from stock and stock option grants averaged in excess of 2% per year.

    OVERRIDE: Increase threshold to 3% for plans proposed by companies in human-capital-intensive industries.

    COMMENT: The "potential dilution" test described above is a snapshot at a given point in time. That test can miss excessive transfer of stock ownership over time, through stock plans, to executives and employees at companies that repeatedly return to the well for more options. This red flag for excessive run rates is based on actual grants at companies requesting shareholder approval for additional share authorizations for employee stock plans.


C.  RELOAD OPTIONS


    RED FLAG: Proposal provides for granting reload options.

    OVERRIDE: None.

    COMMENT: Reload options are automatically reloaded after exercise at the then-current market price. They enable the individual receiving them to reap the maximum potential benefit from option awards by allowing him or her to lock in increases in stock price that occur over the duration of the option with no attendant risk. This creates an additional divergence

|B-30| STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds of interests between the shareholders and the option recipient, and an open-ended force for the dilution of shareholders' equity.


D.  EVERGREEN OPTION PLANS


    RED FLAG: Plan contains an evergreen feature that has no termination date and reserves a specified percentage of the outstanding shares for award each year.

    OVERRIDE: None.


E.  OPTION MEGA GRANTS


    RED FLAG: Option grants that are excessive in relation to other forms of compensation, are out of proportion to compensation of other employees of the corporation, and/or represent excessive earnings transfer opportunities compared to the scale and/or success of the corporation.


F.  OPTION PRICING


    RED FLAG: Unspecified exercise price or exercise price below 100% of fair market value on the date of the grant.

    OVERRIDE: None.


G.  RESTRICTED STOCK


    RED FLAG: A plan limited to restricted stock exceeds 3% dilution, or, for an omnibus plan that potentially would allow award of restricted stock exceeding this level, the company has made grants of restricted stock exceeding 1% of outstanding shares over the last three years.

    OVERRIDE: Arguments for higher dilution from restricted stock may be considered on a case-by-case basis for small-cap companies, or as part of a program to reduce dilution related to prior use of stock options.


H.  COVERAGE


    RED FLAG: Plan is limited to a small number of senior employees.

    OVERRIDE: Permits awards to a small number of employees at firms at the lower range of market equity capitalization.


I.  REPRICING OPTIONS


    RED FLAG: An option plan gives the company the ability to lower the exercise price of options already awarded where the market price of the stock has declined below the original exercise price ("underwater options").

    OVERRIDE: The company has not repriced options in the past or has excluded senior executives and board members from any repricing and has tied any repricing to a significant reduction in the total number of outstanding options.

    COMMENT: Repricing options after a decline in the stock price undermines the rationale for establishing an option plan in the first place. Repricing gives management a benefit unavailable to shareholders and thereby reduces the alignment of interests between shareholders and management.


J.  EXCESS DISCRETION


    RED FLAG: Significant terms of awards--such as coverage, option price, or type of award provided for the proposed plan--are not specified in the proposal.

    OVERRIDE: None.


K.  BUNDLING


    RED FLAG: Vote on executive compensation plan is coupled with vote on one or more unrelated proposals.

    OVERRIDE: None.

FRINGE BENEFITS

o Support proposals that require shareholder approval of "golden parachute" severance agreements that exceed IRS guidelines.

o Consider on a case-by-case basis proposals for prior shareholder ratification of all "golden parachute" severance agreements. Voting decisions will depend on the corporate governance profile and prior actions of the company.

o Support proposals to limit additions to supplemental executive retirement plans at the time of executives' retirement.

         Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION |B-31|

PART C:                        OTHER INFORMATION


ITEM 22.          FINANCIAL STATEMENTS


         As the series of funds covered by this amendment to the registration statement are new, we have not included financial statements.

ITEM 23.          EXHIBITS

(a)      (1)      Declaration of Trust, dated as of April 15, 1999.(1)/

         (2)      Declaration of Trust, dated as of April 15, 1999, as amended.*

(b)      Registrant has adopted no bylaws.

(c) The relevant portions of Registrant's Declaration of Trust are incorporated herein by reference to Exhibit (a) above.


(d)      (1)      Investment Management Agreement by and between Registrant and
                  Teachers Advisors, Inc. ("Advisors"), dated as of June 1,
                  1999.(2)/

         (2) Amendment to the Investment Management Agreement by and between Registrant and Advisors, dated as of September 3, 2002.(4)/

         (3) Form of Expense Reimbursement Agreement between the Funds and Advisors.(5)/

         (4) Amendment to Investment Management Agreement by and between Registrant and Advisors, dated as of October 1, 2004.*

(e)      (1)      Distribution Agreement by and between Registrant and Teachers
                  Personal Investors Services, Inc. ("TPIS"), dated as of June
                  1, 1999.(2)/

         (2) Selling Agreement by and between TPIS and TIAA-CREF Individual & Institutional Services, Inc. ("Services"), dated as of June 1, 1999.(3)/

         (3) Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of September 3, 2002.(4)/

         (4) Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 1, 2004.*

(f)      (1)      TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF
                  Mutual Funds and TIAA-CREF Institutional Mutual Funds
                  Non-Employee Trustee, Long-Term Compensation Plan, as of
                  January 1, 1998, as amended.(5)/

         (2) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Deferred Compensation Plan, as of June 1, 1998, as amended.(5)/

(g)      (1)      Custodian Agreement by and between Registrant and State
                  Street Bank and Trust Company ("State Street"), dated as of
                  June 11, 1999.(3)/

         (2) Custodian Agreement by and between Registrant and JPMorgan Chase Bank ("JPMorgan"), dated as of July 1, 2002.(4)/

         (3) Amendment to the Custodian Agreement by and between Registrant and JPMorgan, dated August 26, 2002.(4)/

(h)      (1)      Administration Agreement by and between Registrant and State
                  Street, dated as of July 1, 1999.(3)/

         (2) Transfer Agency Agreement by and between Registrant and Boston Financial Data Services, Inc., dated as of July 1, 1999.(3)/

         (3) Transfer Agency and Service Agreement by and between Registrant and Boston Financial Data Services, Inc., dated as of July 1, 2002.(4)/

         (4) Service Agreement by and between Registrant and Advisors, dated as of May 22, 2002, as amended February 19, 2003(5)/ and as amended October 1, 2004.*


(i)      Opinion and Consent of George W. Madison, Esq.*

(j)      Consent of Sutherland Asbill & Brennan LLP.*

(k)      Not applicable.


(l)      (1)      Seed Money Agreement by and between Registrant and Teachers
                  Insurance and Annuity Association of America ("TIAA"), dated as of June 1, 1999.(3)/

         (2) Seed Money Agreement by and between Registrant and TIAA, dated as of August 1, 2002.(4)/

         (3) Seed Money Agreement by and between Registrant and TIAA, dated as of October 1, 2004. *

(m) Distribution Plan of Registrant adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act"), dated October 1, 2004.*

(n) Multiple Class Plan of Registrant adopted pursuant to Rule 18f-3 of the 1940 Act.(4)/


(p)      Policy Statement on Personal Trading (For Non-Restricted Areas).*


1/   Incorporated herein by reference to the initial registration statement on
    Form N-1A (File No. 333-76651) as filed with the Commission on April 20,
    1999.

2/   Incorporated herein by reference to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 11, 1999.

3/   Incorporated herein by reference to Pre-Effective Amendment No. 2 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 24, 1999.

4/   Incorporated herein by reference to Post-Effective Amendment No. 5 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 27, 2002.

5/ Incorporated herein by reference to Post-Effective Amendment No. 7 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 30, 2004.




*        Filed herewith.


ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         As the ultimate parent, holding indirectly 100% of the voting securities of Advisors, investment adviser of Registrant, TIAA may be deemed to control Registrant (although Registrant does not concede such control). As the beneficial owner of more than 25% of the voting securities of one or more Funds (pursuant to the Seed Money Agreement), TIAA controls Registrant. Therefore, persons directly or indirectly controlled by TIAA may be deemed to be under common control with Registrant.

2 LPPA, LLC
485 Properties, LLC
730 Texas Forest Holdings, Inc.
730 Texas Forest Holdings II, Inc.
Bethesda ARC, LLC
Bisys Crossings I, LLC
College Credit Trust
CTG & P, LLC
DAN Properties, Inc.
ETC Repackaging, Inc.
GA-Buckhead, L.L.C.
IL-161 Clark Street, L.L.C.
Illinois Teachers Properties, LLC

JV Georgia One, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Light St. Partners LLP
M.O.A. Enterprises, Inc.
MOA Investors I, Inc.
NCDC Funding, LLC
ND Properties, Inc.
One Boston Place, LLC
One Boston Place Real Estate Investment Trust
Rouse-Teachers Holding Company
Rouse-Teachers Land Holdings, Inc.
Savannah Teachers Properties, Inc.
T114 Properties, Inc.
T-C Sports Co., Inc.

TCAM Core Property Fund GP LLC

TCT Holdings, Inc.
T-Investment Properties Corp.
T-Land Corp.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.

Teachers Concourse, LLC
Teachers Mayflower, LLC
Teachers Michigan Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers Properties, Inc.
Teachers REA, LLC
Teachers REA II, LLC
Teachers REA III, LLC
Teachers REA IV, LLC
Teachers West, LLC
Ten Westport I, LLC
Ten Westport II, LLC

TIAA 485 Clarendon, LLC

TIAA Advisory Services, LLC
TIAA Bay Isle Key II Member, LLC
TIAA Bay Isle Key II, LLC
TIAA Canada Retail Business Trust
TIAA CMBS I, LLC
TIAA Diamond Investor, LLC
TIAA European Funding Trust
TIAA Financial Services, LLC

TIAA Florida Mall, LLC
TIAA Franklin Square, LLC
TIAA-Fund Equities, Inc.
TIAA Global Markets, Inc.
TIAA Lakepointe, LLC
TIAA Miami International Mall, LLC
TIAA Realty, Inc.
TIAA Realty Capital Management, LLC
TIAA Retail Commercial LLC
TIAA SF One, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC
TIAA The Reserve II Member, LLC
TIAA The Reserve II, LLC
TIAA Tri-State, LLC
TIAA West Town Mall, LLC
TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional Services, LLC
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Trust Company, FSB
TIAA-CREF Tuition Financing, Inc.
TREA Rockville, LLC
Twenty Westport I, LLC
Twenty Westport II, LLC
WRC Properties, Inc.

NOTES

(1):  All subsidiaries are Delaware entities except as follows:

     a) Maryland entities: Light Street Partners, LLP, Rouse-Teachers Land Holdings, Inc. and One Boston Place Real Estate Investment Trust

     b) New York entities: College Credit Trust and TIAA-CREF Life Insurance Company

     c) Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. and Teachers Pennsylvania Realty, Inc.

     d)  TIAA-CREF Trust Company, FSB is a Federal Savings Bank

     e)  Rouse-Teachers Holding Company is a Nevada corporation

(2): ND Properties, Inc. wholly or partially owns interests in two Delaware entities and sixteen foreign entities.

ITEM 25.          INDEMNIFICATION

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated as of April 15, 1999 (the "Declaration"). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "DBTA") provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration expressly provides that it has been organized under the DBTA and that the Declaration is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its trustees; (ii) provides for the indemnification out of Registrant's property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration further provides that Registrant shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of Registrant. The Declaration does not authorize Registrant to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the 1993 Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Teachers Advisors, Inc. ("Advisors") also provides investment management services to TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA Separate Account VA-1. The directors of Advisors are Scott C. Evans, Erwin W. Martens and Elizabeth A. Monrad who are also Managers of TIAA-CREF Investment Management, LLC, which is a wholly owned subsidiary of TIAA and an investment adviser.

ITEM 27.          PRINCIPAL UNDERWRITERS

         TPIS acts as the principal underwriter for the Registrant. TPIS also acts as the principal underwriter for TIAA-CREF Mutual Funds and TIAA-CREF Life Funds. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant's custodian, JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

ITEM 29.          MANAGEMENT SERVICES

         Not Applicable.

ITEM 30.          UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Institutional Mutual Funds certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and state of New York on the 29th day of September, 2004.


                                  TIAA-CREF INSTITUTIONAL MUTUAL FUNDS


                                  By:      /s/ Bertram L. Scott
                                           -------------------------------------
                                  Name:  Bertram L. Scott
                                  Title: Executive Vice President and Principal
                                         Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                  TITLE                              DATE
---------                  -----                              ----


/s/ Bertram L. Scott       Executive Vice President           September 29, 2004
---------------------      (Principal Executive Officer)
Bertram L. Scott


/s/ Elizabeth A. Monrad    Executive Vice President           September 29, 2004
------------------------   (Principal Financial Officer and
Elizabeth A. Monrad        Principal Accounting Officer)

SIGNATURE OF TRUSTEE                   DATE                 SIGNATURE OF TRUSTEE                   DATE
--------------------                   ----                 --------------------                   ----

/s/ Willard T. Carleton          September 30, 2004         /s/ Bridget A. Macaskill         September 30, 2004
---------------------------                                 ---------------------------
Willard T. Carleton                                         Bridget A. Macaskill

/s/ Martin J. Gruber             September 30, 2004         /s/ Stephen A. Ross              September 30, 2004
---------------------------                                 ---------------------------
Martin J. Gruber                                            Stephen A. Ross

/s/ Nancy L. Jacob               September 30, 2004         /s/ Maceo K. Sloan               September 30, 2004
---------------------------                                 ---------------------------
Nancy L. Jacob                                              Maceo K. Sloan

/s/ Bevis Longstreth             September 30, 2004
---------------------------                                 ---------------------------
Bevis Longstreth                                            Ahmed H. Zewail

                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT NAME
-----------       ------------

(a) (2)           Declaration of Trust, dated as of April 15, 1999, as amended.

(d) (4) Amendment to Investment Management Agreement by and between Registrant and Advisors, dated as of October 1, 2004.

(e) (4) Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 1, 2004.

(h) (4) Service Agreement by and between Registrant and Advisors, dated as of May 22, 2002, as amended February 19, 2003 5/ and as amended October 1, 2004.

(i)               Opinion and Consent of George W. Madison Esq.

(j)               Consent of Sutherland Asbill & Brennan LLP.

(l) (3) Seed Money Agreement by and between Registrant and TIAA, dated as of October 1, 2004.

(m) Distribution Plan of Registrant adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act"), dated October 1, 2004.

(p)               Policy Statement on Personal Trading (For Non-Restricted
                  Areas).